As filed with the U.S. Securities and Exchange Commission on June 11, 2020

Securities Act File No. 333-____________
Investment Company Act File No. 811-____________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)

[X]	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

	[ ]	Pre-effective Amendment No. ______
	[ ]	Post-effective Amendment No. ______

and/or

[X]	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

	[ ]	Amendment No. _____

ENTORO GRAY SWAN FUND

(Exact name of Registrant as specified in Charter)

Sponsored by the Entoro Digital Securities Group

333 W Loop N Freeway, Suite 333
Houston, TX 77024
(Address of Principal Executive Offices)

(713) 823-2900
(Registrant’s Telephone Number, including Area Code)

Copies to:

Gerald Francese, Esq.
Locke Lord LLP
Brookfield Place
200 Vesey Street, 20th Fl.
New York, New York 10281

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

[X] Check box if any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective:

[X] when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee (1)(2)
Shares of beneficial interest, no par value	10,000,000	$10.00	$100,000,000	$12,980.00

(1) Estimated solely for purposes of calculating the registration fee pursuant to this Registration Statement as required by Rule 457(o) under the Securities Act.

(2) Entoro Gray Swan Fund (the “Fund”) has previously paid $12,980.00 with respect to $100,000,000 aggregate initial offering price of securities previously registered and remaining unissued under the Registration Statement on Form N-2 (333-238462 and 811-23571) on May 18, 2020. Pursuant to Rule 457(p), such unutilized filing fees are being applied to offset the filing fee payable pursuant to this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

Preliminary Prospectus

Subject to Completion, Dated June 11, 2020

The information in this Prospectus is not complete and may be changed. A registration statement under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended, relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in where the offer or sale is not permitted.

PROSPECTUS

ENTORO GRAY SWAN FUND

Shares of Beneficial Interest

This Prospectus sets forth concisely information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. The Fund has filed with the Securities and Exchange Commission (the “SEC”) a Statement of Additional Information (the “SAI”), dated June 11, 2020, as may be amended, supplemented or restated from time to time, containing additional information about the Fund. The SAI is incorporated by reference into, and is legally considered part of, this prospectus. The Table of Contents of the SAI appears in Appendix A of this Prospectus. The SAI is available upon oral or written request and without charge. You may request a copy of the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling [phone number], by visiting the Fund’s website at entorowealth.com or by writing the Fund at 333 W Loop N Freeway, Suite 333, Houston, TX 77024. The SAI, as well as material incorporated by reference into the Fund’s Registration Statement and other information regarding the Fund, are available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund.

Investment Adviser

Entoro Wealth, LLC

Price to Public:	Maximum Sales Load:	Proceeds to the Fund:
Initially, $10 per share; thereafter, current NAV	5.75%	Initially, $10 per share; thereafter, amount invested at current NAV

The shares have no history of public trading. If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may trade at a discount from their NAV per share and initial offering prices. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund’s repurchase policy.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors,” beginning on page 32 to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

It is our intention that beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will not be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website “entorowealth.com”, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct shareholder, by following the instructions included with paper Fund documents that have been mailed to you.

You may also elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you are a direct shareholder, by following the instructions included with paper Fund documents. Your election to receive reports in paper form will apply to all funds held with the fund complex or your financial intermediary.

              , 2020

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PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in the Prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund. Entoro Gray Swan Fund (the “Fund”) is a non-diversified, closed-end investment company that continuously offers its shares (“Shares”). Shares of the Fund do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Upon commencement of investment operations and for six months thereafter (the “Initial Investment Term”), the Fund will initially cap its net assets at $100 million (the “Initial Investment Cap”). If the Initial Investment Cap is met during the Initial Investment Term, the Fund will close to new investors and only the reinvestment of dividends by existing investors will be permitted.

Following the Initial Investment term, the Adviser may recommend to the Board for the Board’s approval to raise the Initial Investment Cap under the following conditions:

●	Prior to recommending an increase, the Fund’s holdings of BTC Futures shall be less than five (5%) of the BTX Futures’ average trailing six (6) month daily trading volumes (“ADTV”); and

●	When projecting the effect the increase, assuming the sale of all new Shares proposed to be sold, the Fund would not hold in excess of five (5%) percent of the BTC Futures six (6) month ADTV.

Investment Objective. The Fund is actively managed by the Adviser. The Fund seeks to capture upward market movements in the long equities markets while aggressively protecting against significant downside market movements. The Fund will seek to invest in market neutral products when appropriate. Investors should consider an investment in the Fund to buffer downside market movements and to provide protection to its portfolio with a balanced investment approach by utilizing investment products that possess negative, neutral and positive correlation to the long equity market. The Fund plans to invest net assets among the Target Investments and Alternative Investments (defined below) to achieve the investment objective. Generally, the Fund will weight its investments towards Inverse ETFs and GBTC Investments in anticipation of down markets, towards Alternative Investments in anticipation of rising markets, and towards Government Securities for neutral markets. There can be no assurance that the Fund’s investment decisions will achieve its investment objective.

Investment Strategy. Depending on market conditions, the Fund expects to allocate its net assets as follows: up to (a) 50% of net assets may be invested into exchange traded funds (“Inverse ETFs”) that seek to correspond to the inverse (-1x, -2x, -3x) of the S&P 500 index and other broad-based equities indexes; (b) 25% of net assets may be invested in U.S. government securities, and securities issued by foreign governments and supranational entities (“Government Securities”); and (c) 25% may be invested in one or more subsidiaries that will invest in (i) securities that reference physical gold (“GLD”); and (ii) cash-settled Bitcoin futures contracts (“BTC Futures”, and collectively with the Inverse ETFs, Government Securities, and GLD, the “Target Investments”). The Fund’s Target Investments may be changed from time to time without a vote of the Fund’s shareholders. In addition to Target Investments, the Fund may elect to increase cash positions and invest in securities issued by corporations and other investments (“Alternative Investments”). If in the future, cash settled futures for other digital assets become available on CFTC regulated exchanges, the Adviser may recommend to the Board for its prior consent that the Fund invest in such assets as part of the BTC Future tranche; any such investment would be included in the BTC Futures allocation and subject to applicable BTC Futures investment limits set forth herein. Similarly, if in the future the Fund would be allowed under applicable regulation to invest directly into one or more digital currencies such as Bitcoin or Ethereum, the Fund would be required to seek the shareholder approval to do so and to amend its Fundamental Policies accordingly; any investment directly into a digital asset would also be subject to the BTC Futures allocation and applicable BTC Futures investment limits set forth herein.

The Offering. The Fund will engage in a continuous offering of Shares. The Fund has registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and its Shares have been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The Fund is offering to sell, through its principal underwriter, UMB Distribution Services, LLC or other underwriters from time to time (the “Distributor”), under the terms of this Prospectus, up to $100,000,000 in shares of beneficial interest, at the net asset value (“NAV”) per share. The Fund’s Shares are being offered initially at an offering price of $10 per Share, and thereafter on a continuous basis at net asset value (“NAV”) per Share.

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The Shares may be sold subject to a maximum sales load of up to 5.75% of the investment amount by unaffiliated distributors and 1.00% of the investment amount by affiliated distributors (including the Fund’s Sponsor, Entoro Securities, LLC), a Distribution Fee of up to 0.75% per annum of the shareholder’s average daily NAV, and/or a Shareholder Service Expense of up to 0.25% per annum of the shareholder’s average daily NAV. The Fund may, in its discretion, waive all or a portion of the fees for certain investors and any fees charged by an affiliate of the Fund, including by the Sponsor, will be in compliance with all rules and regulations promulgated under the 1940 Act. The minimum initial investment is $25,000. However, there is no initial or subsequent investment minimum for members of the Board or officers of the Fund, directors, officers and employees of the Adviser or the Sponsor, or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares. See “Plan of Distribution.” Proceeds from the offering will be held by the Fund’s custodian.

Closed-End Fund Structure / Interval Fund. Closed-end funds differ from open-end investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike most closed-end funds, however, because the Fund is an interval fund, the Fund’s shares will not be listed on a stock exchange and its Shares are subject to restrictions on transfer. Instead, the Fund will make quarterly repurchase offers to shareholders by offering to repurchase no less than 5% of the shares outstanding at the then-current NAV, which is discussed in more detail below. See “Repurchases of Shares”. Similar to a mutual fund, however, the Fund expects to have continuous asset inflows.

The Fund will offer to make quarterly repurchases of a portion of the Fund’s shares at the NAV per share. The Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund’s repurchase policy. Repurchase offers are expected to be made in March, June, September, and December of each year, beginning with the initial repurchase offer expected to be conducted on the earlier of December 2020 or not more than 100 days following the effective date of the Fund’s first sale of Shares. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

The Fund expects that the maximum time between a repurchase request deadline and the next date on which the Fund expects to commence the next quarterly repurchase offer to be approximately 90 days. Repurchase requests must be submitted by the deadline included in the Shareholder Notification as that term is defined in the “Repurchases of Shares” section of this prospectus (the “Prospectus”). For more information on the Fund’s repurchase policies and risks, please see the “Repurchase Policy Risk” on pages 10 and 36 and “Repurchases of Shares” on page 24 of this Prospectus.

None of the Securities and Exchange Commission, the Commodities Futures Trading Commission (“CFTC”), or any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospective investors should not construe the contents of this Prospectus or the SAI as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund for such investor.

Investing in the Fund’s shares involves risks, including the following:

●	The Fund’s shares have no pricing or performance history.

●	Although the Fund will make quarterly repurchase offers for a portion of the shares to try to provide liquidity to shareholders, prospective investors should consider the shares to be illiquid.

Distributions. The Fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains on a quarterly basis. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains realized during the year. For an overview of the tax treatment of distributions see “Certain U.S. Federal Income Tax Matters” herein. Unless shareholders specify otherwise, dividends will be reinvested in Shares of the Fund. See “Dividend Reinvestment Policy” below. The Fund may pay distributions from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings or amounts from the Fund’s affiliates (e.g., fees or expenses waived or reimbursed by the Adviser) that are subject to repayment by the Fund.

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Dividend Reinvestment Policy. Unless a shareholder elects otherwise, the shareholder’s distributions will be reinvested in additional shares under the Fund’s dividend reinvestment policy. Shareholders who elect not to participate in the Fund’s dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See “Dividend Reinvestment Policy.” Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.

Repurchases of Shares. The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, for no less than 5% of the shares then outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Following a quarterly repurchase offer, the Fund is required to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption amount. See “Repurchases of Shares.”

Investor Suitability. An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation; and (ii) consider various factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Management of the Fund. The Board of Trustees (the “Board”) of the Fund has engaged Entoro Wealth, LLC (the “Adviser”), to manage the operations and business of the Fund. The Manager will be compensated with the Management Fees described herein. The Adviser is registered1 as an investment adviser with the Securities and Exchange Commission (the “SEC”). The names and business addresses of the members of the Board and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. Entoro Wealth LLC serves as the Fund’s investment adviser. The principal executive office of the Adviser is at 333 W Loop N Freeway, Suite 333, Houston TX 77024.

The Adviser provides day-to-day advice regarding the Fund’s portfolio transactions and manages the Fund’s portfolio as well as reporting to the Board of Directors, and is responsible for the Fund’s business affairs and other administrative and reporting matters. The Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Entoro Securities, LLC and its affiliates. While the Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its management affiliates for portfolio decisions.

The Adviser also performs the following additional services for the Fund:

●	Supervises all non-advisory operations of the Fund;

●	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

●	Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

●	Maintains the records of the Fund; and

●	Provides office space and all necessary office equipment and services.

1 SEC Registration to be effective prior to effectiveness of this Registration Statement on Form N-2.

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Shareholders should be aware that:

●	The Fund Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the shares will develop, so liquidity for the Fund’s shares may be limited to the Fund’s “Repurchases of Shares” on page 24 of this Prospectus.

●	The Shares are not redeemable except as provided herein under “Redemption of Shares”.

●	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

●	Even though the Fund makes quarterly offers to repurchase Shares, which the Fund expects to be for 5% of the outstanding Shares each quarter, investors should consider Shares to be an illiquid investment.

●	The Fund will not be required to repurchase shares at a shareholder’s option nor will shares be exchangeable for underlying assets of the Fund

●	There is no assurance that the Fund will be able to maintain a certain level of, or at any particular time make any, distributions.

●	Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment. See “Certain U.S. Federal Income Tax Matters” for a discussion of the federal income tax treatment of a return of capital.

●	The Fund may have significant exposure to price and volatility of Bitcoin based on its investment in BTC Futures. Bitcoin and BTC Futures have generally exhibited tremendous price volatility relative to more traditional asset classes. The value of the Fund’s investments in BTC Futures could decline rapidly, including to zero. An investment in the Fund is suitable only for investors who can bear the risks associated with the highly volatile value of Bitcoin and BTC Futures, including the risk of a complete loss of their investment.

●	Regardless of how the Fund performs, a shareholder may not be able to sell or otherwise liquidate his or her Shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any decline in the Fund’s NAV.

●	If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may trade at a discount from their NAV per share and initial offering prices. An investment in the Fund’s shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund’s repurchase policy.

An investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of a complete loss of investment. See “Risk Factors,” beginning on page 32 to read about the risks you should consider before buying Fund Shares, including the risk of leverage.

The Investment Management Agreement. The Investment Management Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Investment Management Agreement.

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Management Fee. The Fund pays the Adviser a Management Fee of 1.5% of the average daily NAV, paid monthly in arrears for each calendar month approximately ten (10) days following the close of each Valuation Period. A “Valuation Period” is typically a calendar month unless circumstances require otherwise. Such circumstances include the purchase of Shares other than on the first day of a calendar month or sale of Shares other than on the last day of the calendar month. The Management Fee will be charged to the Fund pro rata based upon the number of days in the Valuation Period divided by the number of days in the year. The Management Fee will be indirectly borne by the shareholders a result of their interest in the Fund.

Administrator and Accounting Agent. UMB Fund Services, Inc. (the “Administrator”) serves as the administrator for the Fund. The Administrator provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Fund Administration and Accounting Agreement”) pursuant to which the Administrator provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of reports and filings with the SEC; (iii) net asset value (“NAV”) computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and the Administrator. For these and other services it provides to the Fund, the Administrator is paid from the Fund. In addition, the Administrator is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with its services.

Principal Underwriter and Distributor. The Fund’s Shares are offered through UMB Distributors, Inc. (the “Distributor”), as the distributor, on a commercially reasonable basis. The Fund reserves the right to reject a purchase order for any reason. See “Plan of Distribution” below. Shareholders will not have the right to redeem their Shares. However, as described below in “Repurchases of Shares”, the Fund conducts periodic repurchase offers for a portion of its outstanding Shares on a quarterly basis in order to provide liquidity to shareholders.

Transfer Agent. UMB Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent and dividend disbursing agent for the Fund. Under its transfer agency agreement with the Fund, the Transfer Agent has undertaken with respect to the Fund to: (i) record the issuance, transfer and repurchase of shares; (ii) provide purchase and repurchase confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Fund’s custodian and the relevant sub-custodian in connection with repurchases; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide state Blue Sky and other information; (vii) provide shareholders and regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render other miscellaneous services.

Custodian. Kingdom Trust, is the custodian of the Fund’s portfolio securities and cash. The custodian of the Fund may change from time to time. Kingdom Trust may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

Audit. The Board has engaged [*] as the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Legal Counsel. The Board has engaged Locke Lord, LLP, located at 200 Vesey Street, 20th Fl., New York, New York 10281, to serve as the Fund’s legal counsel.

Special Risk Considerations. An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail under “Risk Factors” beginning on page 32.

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Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the risks that you assume when you invest in the Fund’s shares. The following is only a summary of some of these risks; see “Risk Factors” beginning on page 32 for further information on the Fund’s principal investment risks. The order of risks below should not be taken as an indication of the potential magnitude or probability of the possible consequences of the risks summarized below or that all of the risks that may occur are listed herein.

Index Performance Risk. The exchange traded funds in which the Fund expects to invest are linked to indices (each, an “Index”) maintained by third party providers unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the third party provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index or the daily calculation of the Index will be free from error. It is also possible that the value of the Index may be subject to intentional manipulation by third-party market participants. The Index used by the exchange traded fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the value of an investment in the Fund.

Intraday Price Performance Risk. The intraday performance of shares of an exchange traded fund traded in the secondary market generally will be different from the performance of the exchange traded fund when measured from one NAV calculation-time to the next. When shares are bought intraday, the performance of the exchange traded fund shares relative to the Index until the exchange traded fund’s next NAV calculation time will generally be greater than or less than the exchange traded fund’s stated multiple times the performance of its Index.

Inverse Correlation Risk. The Fund will lose money when the Index rises and, as a result, the value of an inversely correlated exchange traded fund falls — a result that is the opposite from traditional long securities. A single day or intraday increase in the level of the Index approaching 100% may result in the total loss or almost total loss of an exchange traded fund’s investment, even if the Index subsequently moves lower. To the extent that the Fund invests in more aggressive inverse strategies, such as investment in exchange traded funds that are inverse -2x or -3x the S&P 500 index, losses may be accelerated or smaller market increases can have a more deleterious effect.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objectives and may cause adverse tax consequences if the Fund is not able to maintain its status as a RIC (see “Tax Risks” on pages 13 and 33 below. In these instances, the Fund may have investment exposure to an asset class that is significantly greater or less than its stated investment objectives. As a result, the Fund may be more exposed to an asset class than if it had been properly rebalanced and may not achieve its investment objectives.

See “Investment Objectives, Strategies and Policies” beginning on page 16 for further information on the Fund’s investment strategies and portfolio composition. The Fund’s investment objective, non-fundamental policies and strategies, including its targeted asset classes, may be changed from time to time without a vote of the Fund’s shareholders.

Alternative Investments Risk. The Fund intends to invest substantially all of its assets in “alternative investments,” including exchange traded funds, gold securities including exchange traded funds that hold physical gold and digital assets. Alternative investments are unlike traditional investments in publicly traded equity and bonds, and have a higher risk as a result, including risks associated with the asset class, in the case of digital assets, and the underlying investments in the case of the Inverse ETFs. An investment in alternative investment products is speculative, involves substantial risks, and should not constitute a complete investment program.

Market Risk. An investment in the Fund’s shares is subject to market risk, including the possible loss of the entire amount invested. An investment in the Fund’s shares represents an indirect investment in the investments owned by the Fund. The value of these investments, like the value of other investments, may move up or down, sometimes rapidly and unpredictably.

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Geographic Focus Risk. The Fund may seek to build a geographically diverse portfolio, which may including investing in assets acquired on platforms outside of the U.S. and utilizing different fiat currencies. The Fund is not subject to any geographic restrictions when investing and, therefore, could focus its investments in a particular geographic region, whether in the U.S. or abroad. A geographic focus in a particular region may expose the Fund to an increased risk of loss due to risks associated with that region and fiat currency exchange rates. Certain regions from time to time will experience regulatory and economic uncertainty and, consequently, will likely experience loss than on similar investments across the geographic regions to which the Fund is exposed.

Active Trading Risks. The Fund is actively managed and may purchase and sell investments without regard to the length of time held. Active trading may have a negative impact on performance by increasing brokerage and other transaction costs and may generate greater amounts of net short-term capital gains, which are subject to tax at ordinary income tax rates. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the shareholders will not suffer losses.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in a few specific alternative investments. This may increase the Fund’s volatility and cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund’s performance.

Reliance on the Adviser. Decisions with respect to the management of the Fund will be made by the Adviser. There can be no assurance that all of the professionals of the Adviser will continue to be associated with the Fund. The loss of the services of one or more members of the professional staff of the Adviser, including James C. Row and William Taylor, could have a material adverse impact on the Fund’s ability to realize its investment objective.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.

Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock. The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

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Subsidiary Risk. Investing through a non-U.S. Subsidiary may expose investors to additional or different risks than if the Fund invested directly. By investing through a non-U.S. Subsidiary, the Fund is exposed to the risks associated with such Subsidiary’s governance and investments. A Subsidiary will not be registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although a Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or a Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Limited History of Operations Risk. See p. 21.

New Adviser Risk. See p. 21.

Portfolio Turnover Risk. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

Limited Liquidity of Fund Shares Risk. The Fund is a closed-end investment company structured as an interval fund and designed for long-term investors. Unlike many closed-end investment companies, the shares will not be listed on any securities exchange and will not be publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Repurchase Policy Risk. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio investments. The sale of investments to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders subject to or otherwise participating in the repurchase.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Information Technology Systems. The Fund relies on the information and technology systems of the Administrator, the Custodian, and the Adviser, which could be adversely affected by information systems interruptions, cybersecurity attacks or other disruptions which could have a material adverse effect on our record keeping and operations. The Fund’s service providers depend upon information technology infrastructure, including network, hardware and software systems to conduct their business as it relates to the Fund. A cybersecurity incident, or a failure to protect their computer systems, networks and information against cybersecurity threats, could result in a loss of information and adversely impact their ability to conduct their business, including their business on behalf of the Fund. Despite implementation of network and other cybersecurity measures, their security measures may not be adequate to protect against all cybersecurity threats.

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Potential conflicts of interest may arise among the Adviser or its affiliates and the Fund. The Adviser manages the Fund’s business and affairs. Conflicts of interest may arise among the Adviser and its affiliates, on the one hand, and the Fund and its shareholders, on the other hand. As a result of these conflicts, the Adviser may favor its own interests and the interests of its affiliates over those of the Fund and its shareholders. These potential conflicts include, among others:

●	The Fund has agreed to indemnify the Adviser and its affiliates pursuant to the terms of the Trust Indenture.

●	The Adviser, its affiliates and their officers and employees are not prohibited from engaging in other businesses or activities, including those that might be in direct competition with the Fund.

●	The Adviser decides whether to retain separate counsel, accountants or others to perform services for the Fund.

Derivatives Risk. The Fund may invest in derivatives, which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Equity Risk. Corporate equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investments held by the Fund in companies with small market capitalizations are subject to unique risks. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Alternative Investments / Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its Shares or the sale of its portfolio securities or to meet anticipated repurchases of its Shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

Digital Asset Risk, Generally. Bitcoin and other digital assets are representations of value that are not issued by a government, bank or central organization. The value of digital assets is determined by the supply of and demand for such assets in the global market which consists of transactions on electronic exchanges (“Digital Asset Exchanges”). Pricing of digital assets on Digital Asset Exchanges and other venues can be volatile. Currently, there is relatively small use of digital assets in the retail and commercial marketplace in comparison to the relatively large investment in digital assets by speculators, thus contributing to price volatility that could adversely affect the Fund’s net asset value.

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Bitcoin. Bitcoin is a “virtual” currency that is not controlled by any sovereign country and the value of which is not based on any tangible commodity, security, economic measure or legal obligation of a company or government. Apart from the law of supply and demand, there may be no fundamental or economic basis for valuation of Bitcoins and their prices may move randomly. Bitcoin prices have been highly volatile historically, with sudden and unexpected upward and downward price swings. The underlying “cash” markets for Bitcoin are largely unregulated and many are offshore. Underlying Bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules. Because of these factors, Bitcoin markets may be unusually susceptible to fraud and manipulation, which could adversely affect the price of Bitcoin and BTC Futures.

BTC Futures. Bitcoin Futures are margin products. Therefore losses (or gains) are magnified. The value of BTC Futures could go to zero thereby eliminating a substantial portion of the Fund’s net asset value. The Fund may be required to pay FCMs additional money in addition to the collateral posted to purchase a BTC Future.

Gold. Risk factors that influence the price of gold are very different than the risk factors that influence stocks and securities. That is why with certain macro-economic developments including down markets, gold behaves contrary to traditional asset classes. In the alternative, the value of gold can decrease relative to markets in times of economic growth.

Illiquidity Risk. The market for the Fund’s BTC Futures may become illiquid, which could result in losses to the Fund. Illiquidity risk is the risk that the BTC Futures held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. As a relatively new type of financial instrument, there is limited trading history for BTC Futures.

There can be no assurance that a liquid market for the Fund’s BTC Futures will be maintained, in which case the Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its BTC Futures, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell its BTC Futures. Illiquid BTC Futures may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase requests) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

In addition, it is not always possible to execute a buy or sell order for a futures contract at the desired price, or to close out an open futures position, due to market conditions. Daily price fluctuation limits are established by the exchanges and approved by the CFTC. When the market price of a futures contract reaches its daily price fluctuation limit, no trades can be executed at prices outside such limit. The holder of a futures contract (including the Fund) may therefore be locked into an adverse price movement for several days or more and lose considerably more than the collateral put up to establish the position. Another instance of difficult or impossible execution occurs in thinly traded or illiquid markets.

Regulatory Risk. Regulatory changes or actions may alter the nature of an investment in Bitcoin or BTC Futures or restrict the use of Bitcoin or the operations of the Bitcoin network or exchanges on which Bitcoin trades in a manner that adversely affects the price of Bitcoin or BTC Futures and an investment in the Shares. For example, it may become illegal to acquire, hold, sell or use Bitcoin or BTC Futures in one or more countries, which could adversely impact the price of Bitcoin and BTC Futures. Digital assets generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for digital assets may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of digital assets.

Underlying Funds Risk. Your cost of investing in the Fund, due to its investments in underlying funds, such as Inverse ETFs, may be higher than the cost of investing in a fund that only invests directly in individual securities. If the Fund invests its assets in underlying funds, the Fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds selected. Each of the underlying funds has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund Investments. There can be no assurance that the investment objective of any underlying fund will be achieved.

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Summary Tax Risks

Regulated Investment Company Status. The Fund intends to qualify for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy an asset diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions depending on the failure and the related causes. To qualify for such relief, the Fund may be required to dispose of certain assets, including in a manner that is inconsistent with its investment policies, and pay certain penalty taxes.

The tax treatment of certain of the Fund’s investments (including, without limitation, its BTC Futures) under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) or a change in law might affect the Fund’s ability to qualify for RIC treatment. If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, may be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

Qualified Dividend Income Risk. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s Distributions will be designated as qualified dividend income, which means Distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

Additional tax considerations are discussed in this Prospectus (see, e.g., “Certain U.S. Federal Income Tax Matters”) and the related SAI.

See “Risk Factors” beginning on page 32 for further information on the Fund’s principal investment risks.

FUND EXPENSES

Annual Fund Operating Expenses(1)
Shareholder Transaction Expenses
Maximum Sales Load (as a percent of offering price)(2)	5.75%
Contingent Deferred Sales Charge(3)	None
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(4)	1.5%
Other Expenses(5)
Shareholder Servicing Expenses(6)	0.25%
Distribution Fee(7)	0.75%
Remaining Other Expenses(8)	[ %]
Acquired Fund Fees and Expenses(9)	0.01-1.00%
Total Annual Expenses(10)	[ %]

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(1)	The amounts presented in the table estimates the amounts the Fund expects to pay during its first 12 months of operation. The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an investor in the Fund.

(2)	Investors purchasing shares may be charged a sales load of up to 5.75% of the investment amount by unaffiliated distributors and 1.00% of the investment amount by affiliated distributors, including the Sponsor. The table assumes the maximum sales load is charged. The Distributor may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(3)	Shareholders may be subject to a contingent deferred sales charge on shares repurchased during the first 365 days after their purchase.

(4)	The Management Fee paid by the Fund is calculated at the annual rate of 1.5% of the average daily value of the Fund’s average daily NAV.

(5)	Amounts assumes that the Fund sells $[ ] worth of shares during the Fund’s first twelve months and that the Fund’s net offering proceeds from such sales equal $[ ]. Expenses are estimated. Actual expenses will depend on the Fund’s net assets, which will be affected by the number of interests the Fund sells in this offering. For example, if the Fund were to raise proceeds significantly less than this amount over the following twelve months, average net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Fund will sell $[ ] worth of shares during the following twelve months.

(6)	The Fund may charge a shareholder servicing fee of up to 0.25% per year. The Fund may use this fee to compensate financial intermediaries or financial institutions for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund may reasonably request. For more information regarding Shareholder Servicing Expenses, see “Plan of Distribution.”

(7)	Shareholders may pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the average daily net assets attributable to Shares and is payable on a monthly basis. See “Plan of Distribution.”

(8)	Other expenses include accounting, legal and auditing fees of the Fund, organizational and offering costs, as well as the reimbursement of the compensation of administrative personnel and fees payable to the Independent Trustees.

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(9)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Therefore, this range may not agree with the Fund’s financial highlights. The indirect fees and expenses of the exchange traded funds in which the Fund plans to invest typically range from 0.18% to 1.00% on an annual basis and include management fees, administration fees and professional and other direct, fixed fees and expenses of the exchange traded funds. The Fund will only incur Acquired Fund Fees and Expenses in connection with certain investments. The actual amount of such fees and expenses will vary depending on the specific investment mix of the Fund.

(10)	Total Annual Expenses does not include the Acquired Fund Fees and Expenses.

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment. The example assumes annual expenses attributable to shares remain unchanged from the levels described in the Fund Expenses Table above (excluding any Acquired Fund Fees and Expenses) and shares earn a 5% annual return:

1 Year	3 Years	5 Years	10 Years
[$ ]	[$ ]	[$ ]	[$ ]

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund is newly formed and has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus.

THE FUND

The Fund is a newly organized, continuously offered, non-diversified, closed-end investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on April 14, 2020. The Fund’s principal office is located at 333 W Loop N Freeway, Suite 333, Houston, TX 77024, and its telephone number is (713) 823-2900.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares made hereby will be invested in accordance with the Fund’s investment objectives and policies (as stated below) as soon as practicable after receipt. There is no minimum threshold amount that must be raised prior to the Fund’s investment of net proceeds. The Fund pays its organizational and offering expenses incurred with respect to this continuous offering. It is currently anticipated that the Fund will be able to invest all or substantially all of the net proceeds according to its investment objective and policies upon receipt of the proceeds, depending on the amount and timing of proceeds available to the Fund. However, the Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective. Shareholders should expect, therefore, that before the Fund has fully invested proceeds in accordance with its investment objectives and policies, the Fund’s assets would earn interest income at a modest rate which may be less than the Fund’s distribution rate. As a result, the Fund’s distributions during this period may consist, in whole or in part, of a return of capital. Any invested capital that is returned to the shareholder will be reduced by the Fund’s fees and expenses.

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INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

Investment Objective. The Fund is actively managed by the Adviser. The Fund seeks to capture upward market movements in the long equities markets while aggressively protecting against significant downside market movements. The Fund will seek to invest in market neutral products when appropriate. Investors should consider an investment in the Fund to buffer downside market movements and to provide protection to its portfolio with a balanced investment approach by utilizing investment products that possess negative, neutral and positive correlation to the long equity market. The Fund plans to invest net assets among the Target Investments and Alternative Investments (defined below) to achieve the investment objective. Generally, the Fund will weight its investments towards Inverse ETFs and GBTC Investments in anticipation of down markets, towards Alternative Investments in anticipation of rising markets, and towards Government Securities for neutral markets. There can be no assurance that the Fund’s investment decisions will achieve its investment objective.

Investment Strategies. The Fund will seek the best available risk-adjusted opportunities in the following assets: an allocation of up to (i) 50% of its net assets in Inverse ETFs that seeks to correspond to the inverse (-1x, -2x, -3x) of the S&P 500 index such as the S&P 500; (ii) 25% of its net assets in Government Securities; (iii) 25% of its net assets in one or more Subsidiaries that will invest in (a) GLD; and (ii) BTC Futures. Together, GLD and BTC Futures are referred to herein as “GBTC Investments”; and (iv) the remainder of its net assets in cash, securities issued by corporations, and other investments that are not Target Investments (the “Alternative Investments” and together with the Target Investments, the “Fund Investments”). If in the future, cash settled futures for other digital assets become available on CFTC regulated exchanges, the Fund may invest in such assets as part of the BTC Future tranche only upon Board consent; any such investment would be included in the BTC Futures allocation and subject to applicable BTC Futures investment limits set forth herein. Similarly, if in the future the Fund would be allowed under applicable regulation to invest directly into one or more digital assets such as Bitcoin or Ethereum, it must seek shareholder approval to amend its Fundamental Policies to do so; any investment directly into a digital asset would also be subject to the BTC Futures allocation and applicable BTC Futures investment limits set forth herein.

Investment Policies. Because the Fund intends to qualify as a RIC under the Code, the Fund will generally hold investments such that, at the end of each fiscal quarter, at least 50% of the value of the Fund’s total assets is represented by cash, U.S. government securities, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer.

The Fund may invest in Fund Investments through a Subsidiary or directly or indirectly through investments in other investment companies, including exchange traded funds that may be registered under the 1940 Act, or rely on an exemption from registration (“underlying funds”). The Fund will limit its investments in private equity funds and hedge funds that are excluded from the definition of “investment company” under the 1940 Act by Section 3(c)(1) or 3(c)(7) of the 1940 Act to no more than 15% of its net assets (plus any borrowings for investment purposes). Inverse ETFs and GLD are generally publicly traded and liquid.

The Fund intends to invest in the GBTC Investments through one or more subsidiaries (the “Subsidiaries”) organized in foreign jurisdiction such as the Cayman Islands or the British Virgin Islands and advised by the Adviser (as defined below). When used in this prospectus, the term “invest” includes both direct investing by the Fund and indirect investing through a Subsidiary, and the term “investments” includes both direct investments and indirect investments. Because the Fund intends to qualify for treatment as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the size of the Fund’s investment in the Subsidiaries, in the aggregate, will generally be limited to 25% of the Fund’s total assets, tested each time the Fund invests assets in a Subsidiary and at the end of each fiscal quarter (the “Subsidiary Asset Cap”).

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Although the Fund will seek to maintain its investment in BTC Futures at the BTC Target Exposure, the maximum exposure to Bitcoin that the Fund is able to achieve may be limited by two factors: (1) the Subsidiary Asset Cap; and (2) the amount of exposure to Bitcoin provided by the BTC Futures held by the Subsidiary. In addition, the Fund expects to periodically rebalance its positions in GBTC Investments in order to maintain the GBTC Investment exposure to below the Subsidiary Asset Cap, and may carry out any such rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs.

The Fund will provide shareholders 60 days’ prior written notice of any change in its investment policies and strategies described above in the manner specified by Rule 35d-1 under the 1940 Act. The Fund invests in securities of issuers without restriction as to market capitalization, credit quality, structure or maturity. The majority of the Fund’s investments, however, are expect to be traded in public markets with adequate liquidity.

Although the Fund does not currently intend to do so, the Fund may from time to time employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage would be employed by the Fund primarily to manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities. The Fund is authorized to borrow money or issue shares of preferred stock in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money or use proceeds from the issuance of shares of preferred stock to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, and measured at the time indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness as of the date incurred.

The Fund may also borrow for investment purposes in compliance with the requirements of the 1940 Act. Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s NAV. This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly. See “Effects of Leverage” below.

The Adviser expects to rebalance the portfolio on a quarterly basis to comply with RIC requirements, the investment strategies and other criteria set forth herein and in the Fund’s constituent documents.

Investment Strategy and Criteria Used in Selecting Investments

Entoro Wealth, LLC (the “Adviser”), a Wyoming limited liability company, serves as the Fund’s investment adviser. The Adviser utilizes both qualitative and quantitative assessments in the asset selection process. The Fund believes that the Adviser’s relationships and network of banks, dealers, originators and its own deal generating strategies create opportunities to deploy capital across a broad range of Fund Investments. In selecting securities or other investments for the Fund’s portfolio, the Adviser evaluates an investment based on several factors, which may include counter-party risk, structure, consistency and durability of income and the potential for price appreciation. The Adviser may sell or dispose of a security or investment if it no longer meets its investment criteria for quality, income generation or price appreciation or the Adviser determines it is no longer suitable for the Fund’s portfolio. In addition to helping the Fund identify attractive sectors and assets within those sectors, the Adviser’s investment processes will also inform the Fund’s hedging, financing, and liquidity management strategies.

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Selection Process

The Adviser’s investment selection process includes sourcing opportunities (for purchase or sale) utilizing an extensive network of market makers and underwriters in the financial community; and identifying potential entry and exit points using the Adviser’s proprietary analysis and investment expertise. On an ongoing basis, the Adviser will determine the portion of Fund assets allocated to each investment type based upon the Fund’s investment policies, existing market conditions and asset class-specific circumstances. The Adviser will review the performance of each investment and will evaluate its absolute and relative returns (where the investment’s returns are evaluated against market indices and various peer universes).

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are taxable as ordinary income to shareholders. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Certain U.S. Federal Income Tax Matters” herein.

Fund Structure

The Fund is an investment trust, formed on April 14, 2020, under Delaware law pursuant to a trust indenture (the “Trust Indenture”). The Fund (i) holds Fund Investments, directly and indirectly through a Subsidiary; (ii) from time to time, issues shares of beneficial interest to shareholders for cash; and (iii) makes quarterly repurchase offers to shareholders. The investment objective of the Fund is for the shares to reflect the performance of the Fund Investments, less the Fund’s expenses. The Adviser believes that, for many investors, the shares represent a cost-effective investment in a defensive investment vehicle. Each share represents a fractional undivided beneficial interest in and ownership of the Fund. In the future as and when regulatorily permissible and with consent of the Board, we plan to allow our holders to exchange their shares of beneficial interest to digital securities that will be registered on the blockchain at no charge; for more information see “Description of Capital Structure and Shares” beginning on page 28.

The Sponsor is an affiliate of the Adviser. The Sponsor is a Delaware limited liability company and was formed on January 1, 2005.

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The administrator of the Fund is UMB Fund Services, Inc. (the “Administrator”). The Administrator is generally responsible for the day-to-day administration of the Fund. This includes (1) selling the Fund’s Fund Investments as needed to pay the Fund’s expenses (sales of Fund Investments are expected to occur approximately monthly and quarterly in connection with the monthly repurchase offers in the ordinary course); (2) calculating the NAV of the Fund and the NAV per share; (3) receiving and processing orders from purchasers of shares and coordinating the processing of such orders with the custodian; and (4) monitoring the custodian of the securities and cash of the Fund.

Subsidiary. Under an investment management agreement with each Subsidiary, the Adviser provides each Subsidiary with the same type of management services as the Adviser provides to the Fund in respect of the Fund’s exposure to commodity interests. To the extent the Adviser receives compensation for providing such services to a Subsidiary, the Adviser will not receive compensation from the Fund in respect of the assets of the Fund that are invested in such Subsidiary. The Fund does not currently intend to sell or transfer all or any portion of its ownership interest in a Subsidiary. The Fund reserves the right to establish an additional subsidiary or subsidiaries, subject to approval of the Board.

Subsidiary Asset Cap. Although the Fund will seek to cap its exposure to Bitcoin at or below the BTC Target Exposure, the maximum exposure to Bitcoin that the Fund is able to achieve will be limited by two additional factors: (1) the Subsidiary Asset Cap and (2) the amount of exposure to Bitcoin provided by the BTC Futures held by the Subsidiary. In addition, the Fund expects to periodically rebalance its positions in (i) BTC Futures to maintain compliance with the Target Balance and (ii) GLD and BTC Futures in order to maintain compliance with the Subsidiary Asset Cap. The Fund may effect rebalancing over a period of time in order to allow the Fund to rebalance its positions in a manner intended to reduce transaction costs. Based on the amount of exposure to Bitcoin currently available in the US futures market, the Fund expects initially to maintain an exposure to an amount of Bitcoin approximately equal to the BTC Target Exposure. There can be no assurance that the Fund will achieve, or will be able to maintain, any particular level of exposure. The Fund’s actual exposure to Bitcoin at any particular point in time may be less than the BTC Target Exposure, and may be materially less.

Investment Adviser. Entoro Wealth LLC, located at 333 W Loop N Freeway, Suite 333, Houston, TX 77024, serves as the Fund’s investment adviser pursuant to an investment management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive the Management Fee, a monthly fee at the annual rate of 1.5% of the Fund’s average daily NAV.

The Fund’s organizational expenses (“Organizational Expenses”) are expected to be approximately five hundred thousand ($500,000) dollars. The Adviser has advanced certain sums on behalf of the Fund for its Organizational Expenses. The Fund will repay these advances to the Adviser on a monthly basis beginning September 2020 (the “Commencement Date”), and will amortize the amount over the next 24 month period subject to available resources. The Adviser may waive some or all of the Organizational Expenses at its discretion.

The Fund will be responsible for its ongoing operating expenses, including the Fund’s legal, accounting, auditing and other professional expenses, administration expenses, research expenses and investment and trading expenses, such as commissions, interest on margin accounts and other indebtedness, custodial fees, bank service fees and any other reasonable expenses related to the operations of the Fund, all as shall be determined by the Adviser in its discretion. While the Fund is responsible for its operating expenses, the Adviser may elect, in its discretion, to pay such expenses and be reimbursed from the Fund when such amounts are available. The Adviser shall be paid interest on all amounts loaned to the Fund for the purpose of paying its operating expenses at the greater of four percent (4%) per annum or the “applicable federal rate” for such period.

The Adviser may, in its discretion, rebate, waive, or reduce all or a portion of a shareholder’s share of expenses at any time; provided, however, that no such waiver or reduction shall increase the amount thereof to be borne by any other shareholder. This means to the extent that the Adviser waives a fee, the Adviser shall be responsible to pay such amount.

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MANAGEMENT OF THE FUND

The Board and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of five individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Sponsor (“Independent Trustees”). The Board responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Adviser. The name and business address of the members of the Board and officers of the Fund and their principal occupations and other affiliates during the past five years, as well as a description of the Board’s committee and leadership structure, are set forth under “Management” in the SAI.

The Independent Trustees are Dara Albright, Tim Reynders, and Truc To. The curriculum vitae of the Independent Trustees are set forth under “Management-Experience and Qualifications of Trustees” in the SAI.

The Adviser

Entoro Wealth LLC, located at 333 W Loop N Freeway, Suite 333, Houston, TX 77024, is registered as an investment adviser under the Advisers Act. The Adviser is entitled to receive a monthly Management Fee at the annual rate of 1.5% of the Fund’s average daily NAV.

The Adviser serves as investment Adviser to the Fund pursuant to a management agreement between the Fund and the Adviser (the “Management Agreement”). The Management Agreement has an initial two year term and is subject to annual renewal thereafter by the Board. Subject to the authority of the Board, the Adviser is responsible for management of the Fund’s investment portfolio. The Adviser is responsible for selecting appropriate investment strategies, managing any sub-advisers, and assuring that investments are made according to the Fund’s investment objective, policies and restrictions. A discussion of the basis for the Board’s approval of the Management Agreement will be set forth in the Fund’s first annual or semi-annual report to shareholders.

The offices of the Adviser are located at 333 W Loop N Freeway, Suite 333, Houston, TX 77024, and its telephone number is (713) 823-2900. The Adviser or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at its offices, or the offices of the Administrator, located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

The Adviser provides day-to-day management of the Fund and its business, as well as reporting to the Board of Directors, and is responsible for the Fund’s business affairs and other administrative matters. While the Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions.

The Adviser also performs the following additional services for the Fund:

●	Supervises all non-advisory operations of the Fund;

●	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

●	Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

●	Maintains the records of the Fund; and

●	Provides office space and all necessary office equipment and services.

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The Adviser and the Fund have entered into a formation expenses limitation agreement under which the Adviser has agreed to pay or absorb formation expenses of the Fund in excess of $450,000 (excluding (i) direct operating expenses of the Fund; (ii) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (iii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iv) acquired fund fees and expenses; (v) taxes; and (vi) extraordinary expenses including but not limited to litigation costs).

Fund Expenses

Pursuant to the Management Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Custodian and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares. The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying Assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, organizational and offering expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Portfolio Managers

James C. Row

Mr. Row has over 25 years of experience in various areas of deal structuring and energy finance, including: producer finance, project finance, drilling programs, A&D, securities and risk management. He has originated and arranged funding, debt (senior and mezzanine) and equity, on over $10 billion of energy projects. At Enron, Mr. Row specialized in structuring bids for power, E&P, energy services and water privatization projects worldwide. He is a Chartered Financial Analyst and maintains Series 7, 24, 28, 63, 79 and 99 FINRA securities licenses. Mr. Row serves as a member of the Houston Society of Financial Analysts, Houston World Affairs Council, Houston Producers Forum, TMA, IPAA and AIPN and is an author on a number of oil and gas issues and a regular speaker at energy conferences world-wide.

William Taylor

Mr. Taylor is the Chief Investment Officer of the Adviser. Mr. Taylor is a preeminent and widely published international thought leader on investing in Bitcoin, digital assets & Gold. He has over forty years’ experience in the financial markets, beginning as an original member of the Chicago Board Options Exchange and subsequently as a member of the Chicago Board of Trade and the Chicago Mercantile Exchange.

He was also co-founder, principal and CEO of Cornerstone Ventures, a publicly traded securities/futures and money management firm with offices in Chicago & La Jolla. While there, Mr. Taylor oversaw all the firm’s proprietary trading and managed two hedge funds that produced significant above-average market rates of return. He later launched a global clearing operation that was subsequently sold to Goldman Sachs and managed all firm risk control at the company. He then moved on to manage the San Francisco office of Bright Trading and oversaw a large trading team there, and later opened another new office in Atlanta for the firm.

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Mr. Taylor subsequently launched several innovative trading strategies including the Hedged Yield Strategy, with backing from a multi-billion-dollar family office and hedge fund under an SEC-registered RIA.

Mr. Taylor has also served as the CEO for Fintegration LLC, a media consulting practice focused on international financial media & marketing. Fintegration also owned and published FintekNews, the first website devoted to promoting the American fintech industry at large. FintekNews was sold to Charter Financial, parent firm of Financial Advisor magazine, in 2018.

He currently writes a feature series for Digital Wealth News – “The Taylor Report”, in collaboration with the Chicago Mercantile Exchange (promoting their Bitcoin & Ether Reference Rate Indices) and previously wrote a sponsored column for NASDAQ (promoting their KFTX Fintech Index). He is also the author of the ongoing series “The Grey Swan” and has published over 1,500 articles in various industry trade media, including Financial Advisor, Modern Trader, Futures, FINalternatives, Investing.com and more.

William Taylor graduated with honors from Texas Christian University in Fort Worth, TX. He attended TCU on a basketball scholarship and later won the school’s prestigious Wall Street Journal award. He currently resides in Atlanta with his wife and family.

The SAI provides additional information about the Fund portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

Administrator

UMB Fund Services, Inc., which has its principal office at 235 West Galena Street, Milwaukee, Wisconsin 53212 (the “Administrator”), serves as administrator for the Fund pursuant to a Fund Administration Agreement (the “Administration Agreement”) with the Fund and subject to the supervision of the Board. The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Transfer Agent

UMB Fund Services, Inc. also serves as the transfer agent, registrar and dividend disbursing agent (the “Transfer Agent”) for the Fund.

Custodian

Kingdom Trust, with principal offices at 1105 State Route 121 Bypass North, Suite B, Murray, Kentucky 42071, serves as custodian (the “Custodian”) for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Sponsor

Entoro Securities, LLC, with principal offices at 333 W Loop N Freeway, Suite 333, Houston TX 77024 and controlling member of the Adviser, is the “Sponsor” of the Fund. The Sponsor has provided seed investment into the Fund.

Control Persons

The Adviser may be deemed to control the Fund by virtue of its Management Agreement with the Fund.

The Adviser is wholly owned by the Sponsor. The Sponsor is controlled by James C. Row, an officer and Trustee of the Fund and an officer of the Adviser. The Sponsor is a Delaware limited liability company and was formed on January 1, 2005.

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Target Investments

Inverse ETFs. Inverse ETFs generally seek returns that are the inverse (-1x, -2x or -3x) of the return of its underlying benchmark (target) for a single day, as measured from one NAV calculation to the next. Due to the compounding of daily returns, holding periods of greater than one day can result in returns that are significantly different than the target return. The difference for returns over periods other than one day will likely differ in amount and possibly direction from the target return for the same period. These effects will likely be more pronounced in funds with larger or inverse multiples and in funds with volatile benchmarks.

Government Securities. The Government Securities tranche includes investment in a broad variety of U.S. Treasury securities and treasury related securities such as those that seek to track the investment results of the ICE U.S. Treasury Core Bond Index which measures the performance of public obligations of the U.S. Treasury. In this category, the Fund may also invest in similar debt and equity obligations of other stable governments such as Germany and the United Kingdom, US states and municipalities, and investment grade corporates as well as utility and infrastructure bonds.

GLD Investments. The Fund may invest in equity and equity-related securities, such as exchange traded funds that represent interests in, or related to, investment in physical gold and other precious metals. Investment is GLD securities are intended for long-term growth of capital plus protection against inflation and monetary instability. GLD Investments may also provide current income to the Fund.

GLD investments are generally structured to invest in physical gold. The equity and equity-related securities held in the GLD investments may include exchange traded funds, common stocks, preferred stocks, convertible securities, rights and warrants, and depository receipts (American Depository Receipts (ADRs) and Global Depository Receipts (GDRs)), and warrants to gain exposure to individual securities in the gold and precious metals industry. Warrants allow the fund to imitate a purchase or sale of a stock for a fraction of its price (premium) and hold that option for a long period of time before it expires. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

Recent unprecedented turbulence in the financial markets and reduced liquidity in the credit, fixed income and certain parts of the equity market could have an adverse effect on the value of the GLD investments. A recent, global outbreak of respiratory disease caused by a novel coronavirus has resulted in closing borders, healthcare service preparation and delivery disruptions, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics generally could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen and may be short term or may last for an extended period of time.

BTC Futures. BTC Futures are financial contracts that are valued based on the underlying value of Bitcoin. The Fund will limit its purchases of BTC Futures to those that are (i) cash settled, (ii) traded on commodity exchanges registered with the CFTC, and (iii) purchased through licensed futures commission merchants (“FCMs”). An FCM is a broker dealer firm that is registered with the Financial Industry Regulatory Agency (“FINRA”), licensed to solicit or accept orders to buy or sell futures contracts, and accepts money or other assets from customers to support such orders. If in the future, cash settled futures for other digital assets become available on CFTC regulated exchanges, the Fund may invest in such assets as part of the BTC Future tranche upon Board approval.

In order to purchase a BTC Future, the Fund will be required to post collateral to the FCM in an amount equal to a negotiated fraction of the value of the underlying Bitcoin. The amount of collateral required is determined on a contract by contract basis. The Fund will seek to purchase an amount of BTC Futures so that the reference value of the Bitcoin underlying the BTC Futures held by the Fund will not exceed fifty (50%) percent of the Fund’s net assets (the “BTC Target Exposure”). BTC Futures have inherent leverage because the collateral that the Fund will be required to purchase a BTC Future is usually less than the reference value of the Bitcoin covered by the contract. When a BTC Future expires, if the value of the underlying Bitcoin exceeds the futures price, the seller pays the purchaser the amount of that excess, and if the BTC Futures price exceeds the value of the underlying asset, the purchaser pays the seller the amount of that excess. The Fund intends to cap its Bitcoin exposure at the BTC Target Exposure in case it would be required to pay the BTC Future(s) counterparties at the expiration of a contract. The Fund may engage in active and frequent trading of BTC Futures to (i) maintain its exposure to Bitcoin at or below the BTC Target Exposure and to (ii) maintain its GBTC Investment exposure to below the Subsidiary Asset Cap (defined below). As noted above, the Fund will limit its investment in BTC Futures to contracts that are cash-settled, traded on commodity exchanges registered with the CFTC and executed by licensed FCMs. There can be no assurance, however, that the Fund will be able to acquire BTC Futures in quantity or price that will allow it to achieve or maintain its desired Bitcoin exposure.

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DETERMINATION OF NET ASSET VALUE

The NAV and offering price (NAV plus any applicable sales charges) of the Shares will be determined as of the close of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day. NAV per share is computed by determining the aggregate market value of all assets of the Fund less its liabilities divided by the total number of the Fund’s shares outstanding ((asset-liabilities)/number of shares=NAV per share) attributable to the Fund. The NYSE is closed on weekends and on certain holidays. The NAV takes into account the expenses and fees of the Fund, including investment advisory, administration, shareholder servicing, and any distribution fees, which are accrued daily. The determination of NAV of the Fund for a particular day is applicable to all applications for the purchase of shares received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the applicable market.

The Adviser will prepare, and the Administrator and Board will oversee, the valuation of the Fund’s assets in accordance with the valuation procedures approved by the Board (the “Valuation Procedures”).

The Fund may use independent pricing services to assist in calculating the value of certain of the Fund Investments. The Adviser has engaged one or more independent third-party valuation specialists to assist in valuing such securities in certain circumstances where a market price is not readily available.

All of these factors may be subject to adjustments based upon the particular circumstances of an investment or the Fund’s actual investment position.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the net asset values of the registered open-end investment companies in which each Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share, less Redemption Fee (defined below) determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”). The Fund may deduct actual its expenses (“Redemption Fees”) to liquidate assets and other direct expenses incurred to redeem the Shares. Redemption Fees may not exceed two (2%) percent of the Repurchase Price.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline. Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days. Payment pursuant to the repurchase will be made by checks to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

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Determination of Repurchase Offer Amount

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. However, shareholders should not assume that any repurchase offers will be made in amounts in excess of 5% of Fund Shares.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”). The Shareholder Notification contains important information regarding dates and the procedures applicable to shareholders who wish to participate in a quarterly repurchase offer.

Repurchase Price

The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call [*]2 to learn the NAV. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Deadline, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

2 Entoro to provide toll free phone number.

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Liquidity Requirements

The Fund must maintain liquid assets or available borrowing base equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets (plus available borrowing base) equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash, sales of portfolio securities or leverage. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio, to the extent that additional shares are not sold and expenses otherwise decrease less than proportionally (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders subject to or otherwise participating in the repurchase.

The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a shareholder’s only means of liquidity with respect to his or her shares. Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder’s descendants to transfer shares in the event of such shareholder’s death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

For additional information about the Fund’s quarterly repurchase offers, see “Quarterly Repurchase Offers” in the SAI.

DISTRIBUTION AND REINVESTMENT POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year.

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

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Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Dividend Reinvestment Policy” below.

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such distribution that adequately discloses its source or sources. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income; (2) capital gains; and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income; (2) capital gains; and (3) return of capital for tax purposes. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and, unless specified in any such written disclosure should not assume that the source of any distribution from the Fund is of earnings and profits.

The Board reserves the right to change the quarterly distribution policy from time to time.

For an overview of the tax treatment of distributions see “Certain U.S. Federal Income Tax Matters” herein.

DIVIDEND REINVESTMENT POLICY

The Fund operates under a dividend reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Entoro Gray Swan Fund, c/o William Taylor, 333 W Loop N Freeway, Suite 333, Houston TX 77024. Such written notice must be received by the Transfer Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Transfer Agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

The Transfer Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Transfer Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Transfer Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the dividend reinvestment policy.

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Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “Certain U.S. Federal Income Tax Matters.” Your taxable income will be the same regardless of whether you receive from the Fund an actual distribution of cash or choose to reinvest your distribution.

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to [                                                     ]. Certain transactions can be performed by calling the toll free number [toll free number].

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on April 14, 2020. The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that the Board may authorize separate classes of shares of beneficial interest (subject to the receipt of exemptive relief from the SEC, as described below). The Board has authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders. The summary of the terms of the Declaration of Trust herein and elsewhere in the Prospectus and SAI is qualified entirely by the terms and conditions of the Declaration of Trust, which is incorporated by reference herein, is on file with the SEC and should be read carefully and retained for future reference.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers one class of shares of beneficial interest, but is authorized under the Declaration of Trust to issue multiple classes of shares. The Fund may file an application with the SEC to receive exemptive relief to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal charges. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the Fund. See “Dividend Reinvestment Policy.” The 1940 Act may limit the payment of dividends to the holders of shares.

All shares of the Fund have the same rights and are identical in all material respects. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund; and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights.

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Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among its shareholders. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund’s Transfer Agent, a share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to a shareholder’s account. Share certificates that have been issued to a shareholder may be returned at any time. The Fund’s Transfer Agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

In the future as and when regulatorily permissible and upon consent of the Board, we plan at no charge to holders of our shares of beneficial interest to allow our holders to exchange their shares to digital securities that will be registered on the blockchain. Both the original shares and the digital securities shall have the same voting, dividend and liquidation rights, consistent with the rights that the shares have at the time of exchange. If a holder does exchange his, her or its shares of beneficial interest for digital securities, the digital securities will be issued as book-entry digital securities directly registered in the holder’s name. When so exchanged, we plan that the digital securities will trade on a registered alternative trading system and not on any national securities exchange.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of service providers, including loan servicer, custodian, and brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distributes investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata or rotational basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

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ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The members of the Board are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust for the full text of these provisions.

PLAN OF DISTRIBUTION

The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These parties are authorized to designate other intermediaries to receive orders on the Fund’s behalf (collectively, “Financial Intermediaries”). The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary or if applicable, an intermediary’s authorized designee, receives the order in good order. The Shares will be offered at NAV per share calculated each regular business day. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.

UMB Distribution Services, LLC, is distributor of the Fund’s shares pursuant to a distribution agreement (the “Distribution Agreement”) with the Fund. The Distributor, located at 235 West Galena Street Milwaukee, WI 53212 United States, is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Fund and participates in the distribution of non-Fund managed products. The Distributor acts as the distributor of shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. Pursuant to the Distribution Agreement with the Distributor, the Fund has agreed to indemnify the Distributor and certain of the Distributor’s affiliates against certain liabilities, including certain liabilities arising under the Securities Act. To the extent consistent with applicable law, the Distributor has agreed to indemnify the Fund and each Trustee against certain liabilities under the Securities Act and in connection with the services rendered to the Fund.

Shares of the Fund will be continuously offered through the Distributor. The Fund’s shares are being offered initially at an offering price of $10.00 per share. The Fund may authorize one or more intermediaries (e.g., broker-dealers and other financial firms) to receive orders on its behalf. The price the Fund shall receive for any Shares purchased by investors shall be the net asset value used in determining the offering price applicable to the sale of such Shares, as calculated in the manner set forth in the this Registration Statement.

The Fund will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part. As an interval fund, no market exists for the Fund’s shares and none is expected. The shares will not be listed for trading on any securities exchange.

A purchase of Shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents described above) accepts a purchase order, you may not cancel or revoke it. The Fund reserves the right to cancel any purchase order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.

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A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business on the days the Fund calculates NAV, will be priced based on the Fund’s NAV next computed after it is received by the Financial Intermediary.

Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.

Investors may also purchase shares directly from the Fund in accordance with the instructions below. To make an initial investment in the Fund, the Fund must receive a completed account application before an investor sends funds. An account application may be obtained by calling, writing or emailing the Fund or the Transfer Agent.

All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of Shares. Purchase through an intermediary does not affect these eligibility requirements.

By Wire

Following receipt of the completed account application, the Transfer Agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [toll free number] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Before sending a wire, investors must contact the Fund at [toll free number] or the Transfer Agent at [      ] to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

By Telephone

Investors may purchase additional shares of the Fund by calling the Adviser at [toll free number]. If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, the Fund, or its designee, will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call the Transfer Agent at [                  ] for additional assistance when completing an application.

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If the Fund, or its designee does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Other Policies

No Share Certificates. The issuance of Shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of Shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing Shares of the Fund.

Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the Shares is $10,000 or less for any reason, including market fluctuations. Before the Fund redeems such Shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the Shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund Shares, the redemption may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent or other action by the shareholder.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces, together with the other information contained in the Prospectus. If any of these risks discussed in this Prospectus occurs, the Fund’s results of operations could be materially and adversely affected. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisers before deciding whether to invest in the Fund.

Volatile Markets Risk. Markets experience periods of disruption and instability from time to time. The prices of the Fund’s investments, and therefore the NAV of the Fund, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., the Fund also is subject to the risk of the failure of the exchanges on which its positions trade or of its clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Issuer and Non-Diversification Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund’s performance may be more sensitive to any single economic, business, legal, political or regulatory occurrence than the value of shares of a diversified investment company. The value of an issuer’s securities that are held in the Fund’s portfolio may decline for a number of reasons which directly relate to the issuer, including as a result of legal or regulatory issues or cybersecurity incidents.

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Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund. To the extent the collateral provided or investments made with cash collateral differ from securities included in the Index, such collateral or investments may have a greater risk of loss than the securities included in the Index.

Other investment companies risk. To the extent the Fund invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Fund’s purchase and sale of the underlying securities, ETFs, mutual funds and closed-end funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

Tax Risks

Regulated Investment Company Status. The Fund intends to qualify for treatment as a RIC under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy an asset diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions depending on the failure and the related causes. To qualify for such relief, the Fund may be required to dispose of certain assets, including in a manner that is inconsistent with its investment policies, and pay certain penalty taxes.

The tax treatment of certain of the Fund’s investments (including, without limitation, its BTC Futures) under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for RIC treatment. If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, may be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The Fund’s intention to continue to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to shareholders.

Excise Tax Risk. A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% (nondeductible) excise tax on the portion of the undistributed amounts of such income that are less than the required distributions. There can be no assurance of the Fund’s excise tax liability.

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Qualified Dividend Income Risk. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s Distributions will be designated as qualified dividend income, which means Distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

Additional tax considerations are discussed in this Prospectus (see, e.g., “Certain U.S. Federal Income Tax Matters”) and the related SAI.

Subsidiary Risk. Investing through a non-U.S. Subsidiary may expose investors to additional or different risks than if the Fund invested directly. By investing through a non-U.S. Subsidiary, the Fund is exposed to the risks associated with such Subsidiary’s governance and investments. A Subsidiary will not be registered as an investment company under the 1940 Act and is not subject to all of the investor protections of the 1940 Act, although a Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of the Fund and/or a Subsidiary to operate as described in this prospectus and could adversely affect the Fund.

Management Risk. The NAV of the Fund changes daily based on the performance of its investments and other factors. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class and/or investments in which the Fund invests may prove to be incorrect and may not produce the desired results. The Adviser relies on analytical models (both proprietary and third-party models) as well as information and data supplied by third parties. These models and data may be used to value assets or potential asset acquisitions and dispositions and also in connection with the Fund’s asset management activities. If the Adviser’s models and data prove to be incorrect, misleading, or incomplete, any decisions made in reliance thereon could expose the Fund to potential risks. The Adviser’s models and data may induce it to purchase certain assets at prices that are too high, to sell certain other assets at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging activities that are based on faulty models and data may prove to be unsuccessful.

Leveraging Risk. The use of leverage such as borrowing money or issuing shares of preferred stock to purchase securities, if the Adviser determines to use leverage, will magnify the Fund’s gains or losses. Generally, the use of leverage also will cause the Fund to have higher expenses (especially interest expenses) than those of funds that do not use such techniques. In addition, a lender to the Fund may terminate or refuse to renew any credit facility. If the Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may depress the returns of the Fund.

While the Adviser has no current intention to use leverage, under the provisions of the 1940 Act, the Fund will be permitted, as a registered closed-end investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

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Holders of any preferred stock we might issue could be granted rights to (i) elect members of our Board; (ii) have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly could veto any such changes; and/or (iii) impose restrictions on the declarations and payment of dividends or other distributions to the holders of our common shares and preferred stock which might impair our ability to maintain our qualification as a RIC for federal income tax purposes.

Valuation Risk. The values of some of the assets in the Fund’s portfolio may not be readily determinable. If the markets for these assets become questionable, the Adviser may determine to value these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

While in many cases the Adviser’s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

Service Provider Risk. The Fund will rely on service providers selected by the Adviser, third party originators or by borrowers to store, transfer, buy, sell, liquidate, record or otherwise service assets. To the extent that a service provider or the technology deployed by a service provider fails to perform these tasks, the Fund’s investments may be adversely affected. These risks could affect the value of a particular investment, including the possible loss of the entire invested amount. An investment may represent an indirect ownership, or lien on collateral which may have no value. As a result, any investment product with collateral may be unsecured. The value of the collateral may at any point be worth less than the value of the original investment.

Limited History of Operations Risk. The Fund is a recently organized closed-end investment company with limited history of operations. It is designed for long-term investors and not as a trading vehicle. If the Fund operates under inopportune market or economic conditions, it may not be able to achieve its investment objective. If the Fund fails to achieve its desired size, our expense ratio will be higher than expected. In addition, it may be difficult to implement the Fund’s strategy unless the Fund raises a meaningful amount of assets.

New Adviser Risk. The Adviser is newly registered and has not previously managed an interval fund. Accordingly, shareholders in the Fund bear the risk that the Adviser’s inexperience may limit its effectiveness.

Reliance on the Adviser Risk. Decisions with respect to the management of the Fund will be made by the Adviser. There can be no assurance that all of the professionals of the Adviser will continue to be associated with the Fund. The loss of the services of one or more members of the professional staff of the Adviser, including James C. Row and William Taylor, could have a material adverse impact on the Fund’s ability to realize its investment objective.

Distribution Policy Risk. The Fund intends to make quarterly distributions to its shareholders with the result being that all or substantially all of the Fund’s net investment income and net realized capital gains being distributed to its shareholders. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. If taxable distributions are reinvested in the Fund, such reinvestment may leave the investor with tax obligations without a related cash dividend resulting in a negative tax impact.

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Repurchase Policy Risks. Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio investments. However, regulatory liquidity requirements for payment of repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money or use proceeds from the issuance of shares of preferred stock to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its net assets in less liquid securities. Also, the sale of investments to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund’s NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets may increase the Fund’s expense ratio, to the extent that additional shares are not sold. In addition, the repurchase by the Fund of a shareholder’s shares may be a taxable event to such shareholder.

Cybersecurity Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Adviser, the Custodian, the Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Reverse Repurchase Agreement Risk. The reverse repurchase agreements the Fund may enter into involve substantial risk. The Fund may enter into reverse repurchase agreements that are traded on an exchange, as well as reverse repurchase agreements that are traded over the counter. Over-the-counter (“OTC”) reverse repurchase agreements may be standardized or have customized features and may have limited or no liquidity. The Fund’s reverse repurchase agreements may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s reverse repurchase agreements may be cash-settled or physically-settled (other than for digital assets). The Fund incurs costs in connection with opening and closing reverse repurchase agreements.

The use of reverse repurchase agreements can lead to losses because of adverse movements in the price or value of the underlying reference asset, due to failure of a counterparty or due to tax or regulatory constraints. The performance of the Fund’s reverse repurchase agreements may not correlate as expected to the performance of such market, thereby causing the Fund to fail to achieve its original purpose for using such reverse repurchase agreements. Reverse repurchase agreements may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying reference.

Because bilateral reverse repurchase agreements are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

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Counterparty Risk. The Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, custodians, servicers, special purpose vehicles (“SPVs”), brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund may be subject to the risk of loss on deposits or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. To the extent that the Fund has posted margin or has other amounts held by a counterparty that becomes insolvent, the Fund may be deemed to be an unsecured creditor of the counterparty and would need to pursue its claim in bankruptcy or liquidation proceedings. Amounts for any such claims may be less than the amounts owed to the Fund. Such events would have an adverse effect on the Fund’s NAV.

With respect to reverse repurchase agreements, the Fund may be exposed to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. Some reverse repurchase agreements can be closed only with the consent of the other party to the agreement. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in reverse repurchase agreements with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Because the contract for each reverse repurchase agreement is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under reverse repurchase agreements, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Transactions entered into by the Fund may be executed on various U.S. exchanges and may be cleared and settled through various clearinghouses, custodians, depositories and prime brokers throughout the world. Although the Fund attempts to execute, clear and settle the transactions through entities the Adviser believes to be sound, there can be no assurance that a failure by any such entity will not lead to a loss to the Fund.

Target Exposure and Rebalancing Risk. Although the Fund will seek to achieve and maintain targeted exposure to its Target Assets, it is possible that the Fund may not succeed in achieving or maintaining this exposure, possibly maintaining substantially lower exposure for extended periods of time. This could happen if the Fund needs to invest more of its total assets in other investments to maintain qualification as a RIC under the Code; if the GBTC Investments held by the Subsidiary do not have sufficient exposure without the Fund having to invest more than 25% of its total assets in the Subsidiary.

The Fund’s ability to maintain its desired exposure to Bitcoin is dependent on its FCM(s) not increasing the collateral the Fund is required to post as a percentage of the value of the Fund’s BTC Futures, and the Fund’s ability to increase its exposure to Bitcoin is dependent on its FCM(s) decreasing this amount of collateral. There can be no assurance that the Fund’s FCM(s) will not instead increase the amount of collateral the Fund is required to post, thereby causing the Fund to reduce its exposure to Bitcoin.

Additionally, the rebalancing of the Fund’s GBTC Investments may result in a large amount of trading volume which may expose the Fund to increased trading costs and commissions. This risk is heightened for BTC Futures because BTC Futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis.

The time and manner in which the Fund rebalances the GBTC Investments held by the Subsidiary may vary at the discretion of the Adviser depending on market conditions and other circumstances.

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Inverse Risk

Short Sale Exposure Risk. The Fund seeks inverse or “short” exposure through certain derivative financial instruments, including exchange traded funds that invest in derivatives, which causes the Fund to be exposed to certain risks associated with selling short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of the instruments underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain inverse exposure through financial instruments, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the instruments underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying the Fund’s short positions will negatively impact the Fund.

Risks Associated with the Use of Derivatives. The Fund intends to invest in exchange traded funds that invest in derivatives. The exchange traded fund investment strategies may be considered aggressive and may expose the Fund to greater risks and may result in larger losses or smaller gains than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk, liquidity risk and increased correlation risk. When the exchange traded fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) underlying the derivative (e.g., the securities in the Index) and the derivative, which may prevent the exchange traded fund, and therefore the Fund, from achieving its investment objective. The exchange traded fund may use a combination of swaps on the Index and swaps on an exchange traded fund that is designed to track the performance of the Index. The performance of an exchange traded fund may not track the performance of the Index due to embedded costs and other factors. Thus, to the extent an exchange traded fund invests in swaps that use another fund as the reference asset, the exchange traded fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the exchange traded fund only used swaps on the Index. Moreover, with respect to the use of swap agreements, if the Index has a dramatic intraday move that causes a material decline in the exchange traded fund’s net assets, the terms of a swap agreement between the exchange traded fund and its counterparty may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the exchange traded fund’s investment objective. This, in turn, may prevent the exchange traded fund from achieving its investment objective, even if the Index reverses all or a portion of its intraday move by the end of the day. As a result, the value of an investment in the Fund may change quickly and without warning. Any costs associated with using derivatives will also have the effect of lowering the Fund’s return.

Compounding Risk. In addition to the correlation risks described below, the Fund’s returns in respect of the short portfolio are subject to the effects of compounding, which generally will cause the Fund’s performance to not correlate to the performance of the benchmark over periods greater than a single day, before accounting for fees and fund expenses. Compounded returns are the result of reinvesting daily returns over periods greater than a single day. The Fund’s compounded returns for periods greater than a single day will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility and over longer holding periods.

Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of negative correlation with its benchmark, including instances in which the Fund does not hold or have exposure to each component security of the underlying index and the effect of compounding on the Fund’s returns, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The Fund does not attempt to, and should not be expected to, provide returns which are the inverse of the returns of the underlying index for periods other than a single day. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, the Fund’s performance for periods greater than a single day is likely to be either greater than or less than the performance of the inverse of the underlying index, before accounting for Fund fees and expenses.

Early Close/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt an exchange traded fund’s creation and redemption process, potentially affect the price at which the exchange traded fund’s shares trade in the secondary market, and/or result in the exchange traded fund being unable to trade certain securities or financial instruments. In these circumstances, the exchange traded fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses. If trading in the exchange traded fund’s shares halt, the Fund may be temporarily unable to trade shares of the exchange traded fund.

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ETF Risk. The Fund may invest in the securities of ETFs, to the extent permitted by law, and may obtain exposure to ETFs through its derivative contracts. Direct or indirect investing in an ETF exposes the Fund to all of the risks of that ETF’s investments. Index-based ETFs are designed to provide investment results that generally correspond (on a direct basis or on a multiple, inverse or multiple inverse basis) to the price and yield performance of the component assets of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component assets fluctuate according to market volatility. Direct or indirect investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index assets in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of assets. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value, particularly during periods of market stress. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Risks Related to Bitcoin and digital assets, generally

Volatility Risk. Bitcoin and BTC Futures generally have greater price volatility as compared to traditional asset classes. The price of Bitcoin has historically been highly volatile. Factors such as “halving” or “halvening” which occur approximately every four years increase price speculation and adds to price volatility. “Halving” or “halvening” is the term used to describe reductions in fees paid to miners. Further, political or economic crises may motivate large-scale price movements of Bitcoin. The value of the Fund’s investments in BTC Futures could decline rapidly, including to zero.

Value Risk. As the Bitcoin network develops, the price that willing buyers and willing sellers transact, is subject to a variety of factors that are difficult to evaluate. For example, Bitcoin faces significant obstacles to increasing the usage of Bitcoin without resulting in higher fees or slower transaction settlement times, and attempts to increase the volume of transactions may not be effective. The slowing, stopping or reversing of the development or acceptance of the Bitcoin network may adversely affect the price of BTC Futures and therefore an investment in the Shares. Since inception, there has been relatively limited use of Bitcoin in the retail and commercial marketplace in comparison to relatively extensive use as a store of value and for speculative purposes. These factors have contributed to price volatility that could adversely affect an investment in the Shares. A lack of acceptance of Bitcoin by retail and commercial markets, or a contraction of such use, may result in increased volatility and a reduction in the value of Bitcoin, either of which could adversely impact an investment in the Shares.

Exchange Risk. The exchanges that trade Bitcoin are new, largely unregulated and lack specific insurance protections and governmental backstops. Moreover, most digital asset exchanges do not provide transparency regarding their ownership structure, management teams, corporate practices or regulatory compliance. As a result, the public may lose confidence in, or may experience problems relating to, digital asset exchanges. Any fraud, manipulation or security failure or operational or other problems experienced by digital asset exchanges could result in a reduction in the value of Bitcoin and, as a result, an investment in the Shares.

Manipulation Risk. Digital asset exchanges may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Some market participants claim that manipulative trading activity has occurred on certain digital asset exchanges. Digital asset exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that U.S. or other governmentally regulated securities exchanges or futures exchanges are required to do so. Furthermore, many digital asset exchanges lack certain safeguards put in place by more traditional exchanges to enhance the stability of trading on the exchange and prevent flash crashes. As a result, the prices of digital asset on exchanges may be subject to larger and/or more frequent sudden declines than assets traded on more traditional exchanges.

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Demand Risk. Digital assets, including Bitcoin and, have unique inherent risks and are not legal tender in the United States or any other country. Many question whether digital assets have intrinsic value. The price of many virtual currencies is based on the agreement of the parties to a transaction. While securing stored value since 2009, digital assets are still a dynamic and experimental technology. They have proven potential for providing high returns yet also large volatility and sustained price drops. The growth of the digital assets industry is subject to a high degree of uncertainty and regulatory risk. The factors affecting further development of this industry, include, but are not limited to:

●	The adoption of, and demand for, digital assets, which will be influenced by retail merchants’ and commercial businesses’ acceptance of digital assets as payment for goods and services (if it occurs at all), the security of online Digital Asset Exchanges and public digital asset addresses that hold digital assets, the perception that the use and holding of digital assets is safe and secure and an accommodating regulatory environment;

●	Government and quasi-government regulation of (or prohibition on) digital assets and their use, or restrictions on or regulation of access to the operation of Digital Asset Exchanges which may affect demand and accessibility of virtual currencies and therefore a change in valuation;

●	General economic conditions and the regulatory environment relating to digital assets;

●	Negative perception of digital assets;

●	Potential manipulation of thinly-traded digital assets;

●	Participation by various speculators and market manipulators;

●	Electricity and computing power prices;

●	Availability or lack of availability of digital assets;

●	Lack of traditional custodial services and regulated markets for digital assets;

●	Breakthroughs or disruptions in the underlying cryptographic mechanisms securing digital assets;

●	Investors’ expectations with respect to the rate of inflation of Fiat Currencies;

●	Investors’ expectations with respect to the rate of inflation of digital assets;

●	Currency exchange rates, including the rates at which digital assets may be exchanged for Fiat Currencies;

●	Fiat Currency withdrawal and deposit policies of the Digital Asset Exchanges and liquidity on the Digital Asset Exchanges;

●	Interruptions in service from or failures of major Digital Asset Exchanges;

●	Investment and trading activities of large investors, including private and registered funds, that may directly or indirectly invest in digital assets;

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●	Monetary policies of governments, trade restrictions, currency devaluations and revaluations;

●	Regulatory measures, if any, that restrict the use of digital assets as a form of payment or the purchase of digital assets on Digital Asset Exchanges, or that restrict the investment in or use of digital assets by regulated entities including but not limited to regulated financial institutions;

●	Increased competition from other forms of digital assets or payment services;

●	Fees associated with processing a digital asset transaction; and

●	Expectations among digital assets economy participants that the value of digital assets will soon change.

In addition, shareholders should be aware that there is no assurance that Bitcoin will maintain its value in the long or intermediate term. In the event that the price of BTC Future in which the Fund has invested declines, the Adviser expects the value of your investment in the shares would decline more aggressively depending on the amount of Bitcoin referenced in the contract.

Attack on a digital asset Network. Digital assets are generally secured by a network of computing power. The actors who own the computers are known as “miners” since they are rewarded virtual currency for their role in securing the network and validating transactions. If a malicious actor or botnet (a volunteer or hacked collection of computers controlled by networked software coordinating the actions of the computers) obtains control of more than fifty (50%) percent of the computing power dedicated to mining on a network (the so-called “51% attack”), it may be able to alter the blockchain on which the network relies by constructing fraudulent blocks or preventing certain transactions from completing in a timely manner, or at all. The malicious actor or botnet could control, exclude or modify the ordering of transactions, though it could not generate new digital assets or transactions using such control. The malicious actor could “double-spend” its own digital assets (i.e., spend the same digital assets in more than one transaction) and prevent the confirmation of other users’ transactions for so long as it maintained control. Additionally, actors with sufficient computing power may prevent codebase changes from propagating through the network. This is known as a hard fork or a chain split.

Award of digital assets for Solving Blocks and Transaction Fees. If the award of new digital assets for solving blocks declines and transaction fees are not sufficiently high, miners may not have an adequate incentive to continue mining and may cease their mining operations. Miners ceasing operations would reduce the collective processing power on a network which would adversely affect the confirmation process for transactions and make networks more vulnerable to a 51% attack (as discussed above). Any reduction in confidence in the confirmation process or processing power of a digital assets network may adversely affect your investment in the shares.

Fee Increase for Recording Transactions. Many digital assets allow market participants to offer miners (i.e., parties that process and record transactions on a blockchain or distributed ledger) a fee. While not mandatory, a fee is generally necessary to ensure that a transaction is promptly recorded on a blockchain or distributed ledger. As the number of digital assets awarded for solving a block in the blockchain decreases, the incentive for miners to contribute processing power to such digital asset networks may transition from a set reward to transaction fees. If miners demand transaction fees for recording transactions in the blockchain or a software upgrade automatically charges fees for all transactions, the cost of using digital assets may increase and the marketplace may be reluctant to accept digital assets as a means of payment. Existing users may be motivated to switch from one digital asset to another digital asset or back to Fiat Currency. Decreased use and demand for digital assets may adversely affect their value and your investment in the shares. In addition, Digital Asset Exchanges, wallet providers and other intermediaries and custodians may charge fees that are higher relative to market participants in other financial markets.

Profit Margins of Mining Operations. Over the past several years, digital asset mining operations have evolved from individual users mining with computer processors, graphics processing units and first-generation ASIC (application-specific integrated circuit) machines. Currently, new processing power brought onto digital asset networks is predominantly added by incorporated and unincorporated “professionalized” large-scale mining operations. Professionalized mining operations may use proprietary hardware or sophisticated machines acquired from manufacturers. They require the investment of significant capital for the acquisition of this hardware, the leasing of operating space (often in data centers or warehousing facilities), incurring electricity costs and the employment of technicians to operate the mining farms. Increased expenses, overhead and liabilities may require professionalized mining operations to sell digital assets earned from mining operations more rapidly on Digital Asset Exchanges. The selling of newly mined digital assets would increase the supply of certain digital assets on digital assets Exchanges and could adversely affect their value and your investment in the shares.

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Delays in the Recording of Transactions. To the extent that any miners cease to record transactions in solved blocks, such transactions will not be recorded on the blockchain until a block is solved by a miner who does not require the payment of transaction fees. Currently, there are no known incentives for miners to elect to exclude the recording of transactions in solved blocks. However, to the extent that any such incentives arise (for example, a collective movement among miners or one or more mining pools forcing digital assets users to pay transaction fees as a substitute for, or in addition to, the award of new digital assets upon the solving of a block), miners could delay the recording and confirmation of a significant number of transactions on the blockchain. If such delays became systemic, it could result in greater exposure to double-spending transactions and a loss of confidence in such digital asset networks, which could adversely affect the value of such digital assets and your investment in the shares.

Loss or Compromise of Private Key. Digital assets are controllable only by the possessor of both the unique public key and private key relating to the hardware wallets in which digital assets are held. The Fund will distribute digital assets to hardware wallets operated by two (2) well-known providers with established histories of building secure hardware wallets that are used by thousands of individuals around the world to secure billions of dollars’ worth of digital assets. To the extent a private key is lost, destroyed or otherwise compromised, and no backup of the private key is accessible, the Fund will be unable to access the digital assets held in the related digital wallet and the private key will not be capable of being restored by a Digital Asset Exchange. In addition, should any breach of security compromise the private keys to such hardware wallets, there is a risk that third parties could transact in the Fund’s digital assets without authorization, resulting in the Fund being unable to access its digital assets. Any loss or theft of private keys relating to digital wallets used to store the Fund’s digital assets could adversely affect your investment in the shares. Although third-party custodian arrangements for digital assets are limited, we intend to use qualified custodians to the extent available and feasible with our investment program. We expect greater use of qualified custodians as the market for such services develops. In the interim, under our self-custody program for undocumented assets, all client assets shall be subject to surprise audit by a PCAOB certified accounting firm.

Volatility and Fluctuations in the Price of digital assets. The reference price of a digital asset is based on the perceived value of the virtual currency against a fiat currency and is subject to changes in sentiment which make digital assets’ exchange rates highly volatile. Certain digital assets have experienced daily exchange price volatility of more than 20%. Digital Asset Exchanges may be taken down for maintenance due to the immense volume of trading that occurs on its platform and/or heavy denial-of-service (DDoS) attacks, meaning its servers may be intentionally flooded with junk online requests, taking down its website and halting its services. As such, it is possible that the Fund may be prevented from acquiring certain assets for its portfolios at the time, and for the amount, it intended.

Uncertainty Concerning Future Regulatory Changes. Regulatory changes could have a material and adverse effect on the Fund’s profitability. The digital assets markets are subject to continuous and substantial regulatory changes, and it is impossible to predict what statutory, administrative or exchange-imposed restrictions may become applicable in the future.

Market Manipulation. It is possible that the Fund will hold digital assets that may suffer manipulation of market price by market participants.

Unregulated and Opaque Markets Risk. The Fund may invest in digital assets that are traded on unregulated markets. These unregulated markets can experience lengthy periods of illiquidity, unusually high trading volume and other negative impacts, such as political intervention, which may result in volatility or disruptions in such markets. Many times, these markets are also opaque and lack any centralized recording of information, which creates unique challenges in performing due diligence on investment opportunities and assessing the pricing of securities. These markets are also influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies.

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Foreign Investment Risk. Many digital assets are traded on foreign markets. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Foreign Currency Risk. Investments and transactions in investments denominated in foreign currencies subject the Fund to foreign currency risk arising from fluctuations in exchange rates between such foreign currencies and the U.S. dollar. While the Adviser may attempt to hedge the Fund’s foreign currency exposure, the Fund may not always choose to hedge such exposure, or may not be able to hedge such exposure.

Impact of Geopolitical or Economic Events. As an alternative to Fiat Currencies that are backed by central governments, digital assets are subject to supply and demand forces based upon the desirability of an alternative, decentralized means of buying and selling goods and services, and it is unclear how such supply and demand will be impacted by geopolitical events. Nevertheless, political or economic crises may motivate large-scale acquisitions or sales of digital assets either globally or locally. Large-scale sales of Digital could adversely affect your investment in the shares.

Risks Related to BTC Futures.

BTC Futures Risk. The market for BTC Futures is relatively new. BTC Futures commenced trading on the Chicago Mercantile Exchange in December 2017, and is still developing. As a result, BTC Futures markets are thinly traded relative to other futures markets. The Fund may experience losses if it is not able to close out a futures position due to a lack of liquidity. See “Illiquidity Risk” below. Additionally, as described in more detail below under “Overview of the Bitcoin Market,” trading in the cash Bitcoin market remains difficult as compared to more traditional cash markets, and in particular short selling Bitcoin remains challenging and costly. As a result of these features of the Bitcoin cash market, market makers and arbitrageurs may not be as willing to participate in the BTC Futures market as they are in other futures markets. Each of these factors may increase the likelihood that the price of BTC Futures will be volatile and/or will deviate from the price of Bitcoin. See “Tracking Error Risk” below.

BTC Futures may experience significant price volatility. Exchange-specified collateral for BTC Futures is substantially higher than for most other futures contracts, and collateral may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, FCMs may require collateral beyond the exchange’s minimum requirement. See “Futures Risk — Collateral” below. FCMs may also restrict trading activity in BTC Futures by imposing position limits, prohibiting selling the future or prohibiting trades where the executing broker places a trade on behalf of another broker (so-called “give-up transactions”). BTC Futures are subject to daily limits that may impede a market participant’s ability to exit a position during a period of high volatility. See “Futures Risk” below.

Exchanges where Bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s BTC Futures) have experienced technical and operational issues, making Bitcoin prices unavailable at times. The cash market in Bitcoin has been targeted for fraud and manipulation, which could affect the pricing, volatility and liquidity of the futures contracts. In addition, if settlement prices for BTC Futures are unavailable (which may occur following a trading suspension imposed by the exchange due to large price movements or following a fork of Bitcoin, or for other reasons) or the Valuation Committee (whose role is described below under [“Determination of Net Asset Value”]) determines such settlement prices are unreliable, the fair value of the Fund’s BTC Futures may be determined by reference, in whole or in part, to the cash market in Bitcoin. See [“Valuation Risk”] below. These circumstances may be more likely to occur with respect to BTC Futures than with respect to futures on more traditional assets.

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The Fund’s net assets will initially be capped at approximately $100 million, with portion allocated to BTC Futures. Even if the Fund re-opens for investment in the future, it is possible that the Adviser will decide, due to factors including exchange rules, trading considerations and other factors, that the growth of the Fund should be limited, as a percentage of BTC Futures or in total, in order to limit the size of the Fund’s BTC Futures position relative to the overall size of the BTC Futures market. As a result, the Fund may not have certain benefits of scale, such as having the fixed costs of the Fund represent a smaller percentage of the Fund’s assets, which could adversely affect the Fund’s expense ratio. Such a limitation on the Fund’s growth would likely remain in place until such time as the size of the BTC Futures market expands or new, cash settled digital asset futures become available to the Fund, and there can be no assurance that the BTC Futures market will expand or that new, cash settled digital asset futures will become available. The BTC Futures market is currently small relative to the cash Bitcoin market — see below under “Overview of the Bitcoin Market — Bitcoin and BTC Futures Volatility and Volume” — and the factors discussed above (i.e., the difficulty of trading in the cash market and the potential lack of market makers and arbitrageurs in the futures market) may operate to keep the BTC Futures market small. While the BTC Futures market has grown substantially since the futures commenced trading, there can be no assurance that it will continue to grow. This may increase the chance that the Fund will experience increased trading costs when it sells BTC Futures that are near expiration and purchases BTC Futures that are further from expiration (a process known as “rolling”), and because BTC Futures roll on a monthly basis (as opposed to quarterly for many futures contracts), the Fund may experience these increased costs more frequently and in larger magnitudes than similar funds that invest in different futures contracts.

Additionally, because the Fund will not invest in or hold Bitcoin directly, it intends to only invest in cash-settled BTC Futures. This means that if the market for BTC Futures grows by offering physically-settled instruments (meaning futures contracts that are settled by the actual delivery of Bitcoin in exchange for payment by the purchaser of the futures price agreed to at the outset of the contract), the Fund will likely not benefit from that growth. There is no way to predict whether additional new offerings of BTC Futures will be cash-settled or physically-settled. See “Risk Considerations — Risks Related to the Exchange Markets and Service Ecosystems for Bitcoin” below.

Fork and Air Drop Risk. When Bitcoin experiences a fork or an air drop, a holder of Bitcoin typically will receive an additional digital asset or will be entitled to claim an additional digital asset. These additional digital assets may have significant value, and the value of Bitcoin may decline significantly following a fork or air drop. Because the Fund does not hold Bitcoin directly, it will not be entitled to participate in any fork or air drop, but it will be adversely impacted by any resulting decline in the price of Bitcoin due to its holdings of BTC Futures. Although some futures exchanges have published or may in the future publish mechanisms intended to compensate holders of BTC Futures for the loss in value following certain forks that meet specified criteria, there can be no assurance that these mechanisms will adequately compensate the Fund for the full loss of value or that any particular fork will meet the criteria for an adjustment. In particular, there is substantial uncertainty as to how these adjustment mechanisms will be implemented by the exchanges in practice, both in terms of what forks and air drops will trigger an adjustment, and whether a holder of BTC Futures will receive a cash adjustment or an additional futures contract linked to the new digital asset. For example, the rules of the Chicago Mercantile Exchange governing its BTC Futures provide that “in the event that a hard fork .. . . or other process that results in a division or split of bitcoin into multiple non-fungible assets is expected, the [Chicago Mercantile Exchange] shall have the discretion to take action in consultation with market participants to align BTC Futures position holder exposures with cash market exposures as appropriate. Appropriate action could include providing cash adjustments or assigning newly listed futures or options positions to BTC Futures position holders.” Because of the uncertainty around these adjustment mechanisms, it is also possible that a significant fork of Bitcoin could lead to extended trading halts for the BTC Futures held by the Fund, which could lead to significant liquidity and valuation risks for the Fund. It is possible that a fork of Bitcoin could substantially reduce the value of the BTC Futures held by the Fund.

If a fork or airdrop occurs, one or more of the futures exchanges on which the Fund has purchased BTC Futures may make an adjustment that results in holders of the relevant BTC Futures, including the Fund, receiving additional exchange-listed futures that reference the forked or air dropped digital asset. Because the Fund may hold a significant amount of BTC Futures relative to the size of the BTC Futures market, such an adjustment could result in the Fund holding a significant amount of the newly listed instrument relative to the market for such newly listed instrument. If as a result of a fork or airdrop the Fund holds an instrument linked to something other than Bitcoin, the Fund intends to sell out of that position as soon as is reasonably practicable, that is, as soon as the Fund believes it can do so without such sales significantly changing the market value of such instrument, and taking into consideration the trading dynamics and transaction costs of the new instrument. For the period of time during which the Fund holds the new instrument, the Fund will be exposed to similar risks, including valuation and liquidity risks, that the Fund faces with respect to BTC Futures it holds, but those risks may be heightened in the case of such new instrument as there will be less trading history for the new instrument and likely less liquidity and less certainty around its settlement reference price than in the case of BTC Futures. Because the new instrument may be significantly less liquid than the BTC Futures held by the Fund, the period of time during which the Fund holds the new instrument may be significant.

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BTC Futures Tracking Error Risk. Although the Fund will seek to achieve and maintain targeted exposure to Bitcoin, there are several factors that may cause the returns of the Fund to differ substantially from the returns the Fund would receive if it held an amount of Bitcoin equal to the net assets of the Fund directly. For instance, it is possible in certain circumstances that the Fund may reduce its exposure to Bitcoin, possibly substantially and for extended periods of time. This could happen if the Fund needs to invest more of its total assets in other Targeted investments to maintain qualification as a RIC under the Code.

The composition of the market participants in the BTC Futures markets may cause the returns of the Fund to differ significantly from the return on holding Bitcoin directly. In a situation where demand for BTC Futures comes primarily from market participants looking to hedge their long positions in direct Bitcoin holdings, in order to induce speculators to purchase the other side (the long side) of the BTC Futures, the hedger generally must sell the BTC Futures at a lower price than the expected future cash price of Bitcoin (which may be referred to as “backwardation”). Conversely, in a situation where demand for BTC Futures comes primarily from investors looking to acquire long exposure to Bitcoin, speculators will generally only sell the other side (the short side) of the BTC Futures at a higher futures price than the expected future cash price of Bitcoin (which may be referred to as “contango”). The changing nature of the participants in the BTC Futures market will influence whether futures prices are above or below the expected future cash price, which can result in the Fund under- or over-performing a direct investment in Bitcoin.

Additionally, the Fund intends to gain exposure to Bitcoin through cash-settled BTC Futures. These instruments involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin. Cash-settled BTC Futures are based on reference rates, not the Bitcoin cash market. There is not a single source for pricing Bitcoin and pricing from one Bitcoin exchange to the next can vary widely. There can be no assurance that the reference rates underlying cash-settled BTC Futures, and consequently the price of cash-settled BTC Futures, will track the value of Bitcoin. In addition, BTC Futures have a limited trading history and there can be no assurance that the value of BTC Futures will track the value of Bitcoin, at any particular time or on average and over time. In particular, the volatility of the price of Bitcoin makes it more likely that the futures exchange circuit breaker will be triggered, which halts trading in the BTC Futures for a specified period of time if the price of the futures moves more than a specified percentage from the previous trading day’s closing price. In the event a circuit breaker is triggered, the Fund may be temporarily unable to rebalance its exposure to Bitcoin, and the value of its investments in BTC Futures may deviate substantially from the value of an amount of Bitcoin equal to the net assets of the Fund. See “Valuation Risk” below.

Digital Records-Related Risks. The BTC Futures in which the Fund will invest may consist of instruments that are secured by assets whose ownership is recorded digitally on a distributed ledger. The use of technology to digitally record ownership, such as a distributed ledger, presents certain risks, which are summarized below. The technology utilized may be new and developing. It may be subject to risks associated with conflicting intellectual property claims. Competing platforms, networks and technologies maybe be developed such that consumers and/or investors use an alternative system or protocol. Users may be subject to possible cybersecurity risk and risk related to adherence to cryptography requirements, such as theft, loss or destruction of passwords or private keys. Technology regulations are continuing to be developed and therefore may be inconsistent, absent or deficient, such as those pertaining to distributed ledger technology. As such the Fund may be subject to various extensive and complex regulatory regimes. Regulatory changes or actions may restrict the use of a particular technology or platform. The technology systems on which these assets are recorded, stored, transferred, or traded may be dependent on internet infrastructure and susceptible to system failures, security risks and rapid technological change. Changes in the network protocol, including software upgrades, or forks could result in total loss of asset value or record of title ownership. “Forks” generally refer to changes to the way in which a distributed ledger is constructed. The lack of a liquid market for digitally recorded assets could decrease the Fund’s NAV in the event that it needs to liquidate Fund Investments.

General Futures Risk. The Fund expects to obtain exposure to Bitcoin through futures contracts. Futures are financial contracts the value of which depends on, or is derived from, the underlying reference asset. Futures involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset.

The Fund’s use of futures may not be effective or have the desired results. For example, the value of the BTC Futures in which the Fund invests may not change in value in the same manner as the value of the referenced Bitcoin. This may happen, for example, if market participants are unable to engage in the arbitrage activity between Bitcoin and BTC futures that would ordinarily be expected to eliminate substantial deviations in price between the BTC Futures and Bitcoin markets, or if such arbitrage activity becomes prohibitively expensive. Moreover, suitable futures will not be available in all circumstances, in which case the Fund may be unable to maintain its target exposure to Bitcoin.

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The use of futures involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. The primary risks associated with the use of futures contracts are imperfect correlation, liquidity, volatility, leverage, unanticipated market movement and FCM and clearinghouse risk. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the BTC Futures and in Bitcoin. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract, and the Fund would remain obligated to meet collateral requirements until the position is closed. The Fund incurs costs in connection with opening and closing futures contracts.

The Fund’s use of futures is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.

The Fund and the Subsidiary are commodity pools under the CEA, and the Adviser is registered as a commodity pool operator (“CPO”) under the CEA with respect to the Fund and the Subsidiary. As a result, certain CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and Subsidiary. The Adviser and the Fund are subject to dual regulation by the Commission and the CFTC. The CFTC and exchanges have established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular futures contracts.

In connection with entering into futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All BTC Futures in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.

In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.

Furthermore, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.

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Collateral requirements for BTC Futures currently are, and may continue to be, materially higher than the typical collateral requirements for more established types of futures. BTC Futures roll on a monthly basis, unlike many futures contracts which roll on a quarterly basis. Combined with the relatively small size of the BTC Futures market, the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in different futures contracts.

Valuation Risk. Under normal circumstances, the NAV of the Fund reflects the value of the assets held by the Fund, as of the time the NAV is calculated. The NAV of the Fund includes, in part, any unrealized profits or losses on open BTC Futures positions. The Fund’s investments may be fair valued by the Adviser Valuation Committee as defined under, and in accordance with the procedures described under, “Determination of Net Asset Value” below. Due to the potential for trading halts, including as a result of forks or the volatility of BTC Futures, and the potential for fraud and manipulation in the Bitcoin cash markets, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that invest in different futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment. Such fair value prices generally would be determined based on available inputs about the current value of the underlying reference assets and would be based on principles that the Adviser deems fair and equitable. Errors in calculation of the Fund’s NAV also may cause the Fund’s NAV to be overstated or understated and may affect the performance of the Fund and the value of an investment in the Fund.

Cash Position Risk. To the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its investment objective may be limited.

Equity Risk. Corporate equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. Any equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company. Investments held by the Fund in companies with small market capitalizations are subject to unique risks. The earnings and prospects of small sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks previously mentioned, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Funds and their investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increase the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor and third party service providers), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance. A widespread crisis may also affect the global economy in ways that cannot necessarily be foreseen at the current time. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on a Fund’s performance, resulting in losses to your investment.

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Risk that Current Assumptions and Expectations Could Become Outdated As a Result of Global Economic Shock. The onset of the novel coronavirus (COVID-19) has caused significant shocks to global financial markets and economies, with many governments taking extreme actions to slow and contain the spread of COVID-19. These actions have had, and likely will continue to have, a severe economic impact on global economies as economic activity in some instances has essentially ceased. Financial markets across the globe are experiencing severe distress at least equal to what was experienced during the global financial crisis in 2008. In March 2020, U.S. equity markets entered a bear market in the fastest such move in the history of U.S. financial markets. Contemporaneous with the onset of the COVID-19 pandemic in the US, oil experienced shocks to supply and demand, impacting the price and volatility of oil. The global economic shocks being experienced as of the date hereof may cause the underlying assumptions and expectations of the Funds to become outdated quickly or inaccurate, resulting in significant losses.

U.S. Treasury and Other Government Securities Risk

U.S. Treasury Obligations Risk. U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of a Fund’s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except Standard & Poor’s Ratings Services, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, Standard & Poor’s Ratings Services has affirmed its rating. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Standard & Poor’s Ratings Services may cause the value of a Fund’s U.S. Treasury obligations to decline.

Sovereign Debt Obligations Risk. Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or reschedule of debt payments. Any restructuring of a sovereign debt obligation held by a Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment-grade. Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier countries.

Debt Securities Risk. The values of debt securities, including government issued securities, may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

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Tax Exemption Risk. There is no guarantee that any of a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders that is attributable to municipal bonds to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value. Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Country/regional risk. The chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments or government agencies. Because the Fund may invest its assets in bonds of issuers located in a particular country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.

Currency Risk and Currency Hedging Risk. The Fund seeks to mimic the performance of foreign bonds without regard to currency exchange rate fluctuations. To accomplish this goal, the Fund may attempt to offset, or hedge, its foreign currency exposure by entering into currency hedging transactions, primarily through the use of foreign currency exchange forward contracts (a type of derivative). However, it generally is not possible to perfectly hedge the Fund’s foreign currency exposure. The Fund will decline in value if it under-hedges a currency that has weakened or over-hedges a currency that has strengthened relative to the U.S. dollar. In addition, the Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates. Currency risk and currency hedging risk for the Fund is low. The Fund’s use of foreign currency exchange forward contracts also subjects the Fund to counterparty risk, which is the chance that the counterparty to a currency forward contract with the Fund will be unable or unwilling to meet its financial obligations.

Income Risk. The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest Rate Risk. The values of the Fund’s investments in U.S. government securities, foreign government obligations and securities of supranational entities, and corporate debt obligations change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest. Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates; floating rate loans can also decrease in value if their interest rates do not rise as quickly or as much as market interest rates. Conversely, variable rate instruments generally will not increase in value if interest rates decline. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument may be extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions and market developments), and debt securities may be difficult to value during such periods. Over the past decade, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Continued economic recovery, the U.S. Federal Reserve’s conclusion of its quantitative easing program and recent increases in interest rates could increase the probability that interest rates will continue to rise in the near future. To the extent the U.S. Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise, which could have an adverse effect on prices for debt securities, overall economic activity, the financial condition of issuers of debt securities in which the Fund invests and on the management of the Fund.

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Emerging Markets Risk. Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market governments may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Municipal Obligations Risk. The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the nongovernmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service (the “IRS”) determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial and economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to a Fund. Additionally, a Fund’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for a Fund to value accurately than securities of public corporations.

Political Risk. A significant restructuring of federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for municipal securities is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning municipals.

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Gold Investment Risk

The value of an investment in the shares relates, in part, to the value of the GLD held by the Fund and fluctuations in the price of gold could materially adversely affect the value of an investment in the shares.

The value of an investment in the shares relates, in part, to the value of the GLD held by the Fund, less the Fund’s liabilities (including estimated accrued expenses). The price of gold has fluctuated widely over the past several years. Several factors may affect the price of gold, including:

●	Global gold supply and demand, which is influenced by such factors as gold’s uses in jewelry, technology and industrial applications, purchases made by investors in the form of bars, coins and other gold products, forward selling by gold producers, purchases made by gold producers to unwind gold hedge positions, central bank purchases and sales, and production and cost levels in major gold-producing countries such as China, the United States and Australia;

●	Global or regional political, economic or financial events and situations, especially those unexpected in nature;

●	Shareholders’ expectations with respect to the rate of inflation;

●	Currency exchange rates;

●	Interest rates;

●	Investment and trading activities of hedge funds and commodity funds; and

●	Other economic variables such as income growth, economic output, and monetary policies.

If gold markets continue to be subject to sharp fluctuations, this may result in potential losses if you need to sell your shares at a time when the price of gold is lower than it was when you made your investment. Even if you are able to hold shares for the long-term, you may never experience a profit, since gold markets have historically experienced extended periods of flat or declining prices, in addition to sharp fluctuations.

In addition, shareholders should be aware that while gold is used to preserve wealth by investors around the world, there is no assurance that gold will maintain its long-term value in terms of purchasing power in the future. In the event that the price of gold declines, the Fund expects the value of an investment in the shares may also decline based on the decline in the value of the Fund’s GLD.

Fund Expenses. The value of the Fund’s GLD may be reduced from time to time due to sales of GLD made in order to pay the Fund’s expenses irrespective of whether the NAV of the shares rises or falls in response to changes in the price of gold. The GLD do not generate any income. The Adviser regularly sells Fund Investments, including GLD, to pay for its ongoing expenses. Therefore, assuming a constant gold price, unless the Adviser elects to sell Fund Investments other than GLD to pay its expenses, the NAV of the shares attributable to the Fund’s GLD is expected to gradually decline relative to the price of gold as the Fund’s GLD gradually declines.

Political Crises. Crises may motivate large-scale sales of gold which could decrease the price of gold and adversely affect the value of an investment in the shares. The possibility of large-scale distress sales of gold in times of crisis may have a negative impact on the price of gold and adversely affect the value of an investment in the shares. For example, the 1998 Asian financial crisis resulted in significant sales of gold by individuals which depressed the price of gold. Crises in the future may impair gold’s price performance which would, in turn, adversely affect the value of an investment in the shares.

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Official Sector Gold Trading. Substantial sales of gold by the official sector could adversely affect the value of an investment in the shares. The official sector consists of central banks, other governmental agencies and international organizations that buy, sell and hold gold as part of their reserve assets. The official sector holds a significant amount of gold, most of which is static, meaning that it is held in vaults and is not bought, sold, leased or swapped or otherwise mobilized in the open market. Since 1999, most sales have been made in a coordinated manner under the terms of the Central Bank Gold Agreement, as amended, under which 21 of the world’s major central banks (including the European Central Bank) agree to limit the level of their gold sales and lending to the market. In the event that future economic, political or social conditions or pressures require members of the official sector to liquidate their gold assets all at once or in an uncoordinated manner, the demand for gold might not be sufficient to accommodate the sudden increase in the supply of gold to the market. Consequently, the price of gold could decline significantly, which could adversely affect the value of an investment in the shares.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only shareholders who are “U.S. shareholders” that hold shares as capital assets. A “U.S. shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. Potential investors should consult their tax advisers regarding other federal, state, local, and non-U.S. tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

This discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in securities or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “functional currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “controlled foreign corporations,” “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate and gift tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the shares, you are urged to consult your own tax advisor about the U.S. federal income tax consequences of acquiring, owning and disposing of the shares.

The Fund intends to elect to be treated as and intends to qualify to be treated each year as a “regulated investment company” (“RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax at the entity level on income and gains that are timely distributed to shareholders. To qualify under Subchapter M of the Internal Revenue Code for treatment as a RIC, the Fund must, among other things: (a) distribute to its shareholders each taxable year at least 90% of the sum of (i) its “investment company taxable income” (as that term is defined in the Code, but without regard to the deduction for dividends paid) and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions); (b) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code); and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year (i) at least fifty (50%) percent of the value of the Fund’s assets is represented by cash, cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers (other than securities of other RICs) controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. For purposes of determining whether the Fund satisfies the 90% gross income test described in clause (2) above, the character of the Fund’s distributive share of items of income, gain and loss derived through a partnership (other than a qualified publicly traded partnership) or trust generally will be determined as if the Fund realized such tax items directly.

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The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The Fund intends to invest in, among things, one or more Subsidiaries that are treated, as to the Fund, as controlled foreign corporations for U.S. federal income tax purposes. A Subsidiary is expected to take steps to ensure that income recognized by the Fund in respect of the Subsidiary will be qualifying income and the Fund will limit its investments in the Subsidiary in the aggregate to 25% of the Fund’s total assets. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment. Failure of the Fund to qualify and be eligible to be treated as a RIC would result in fund-level taxation and, consequently, a reduced return on a shareholder’s investment. As discussed below, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be subject to tax the regular corporate tax rate. In such an event, all distributions (including capital gains distributions and distributions derived from interest on municipal securities) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to certain limitations the dividends-received deduction for corporate shareholders and to the lower tax rates applicable to any qualified dividend income distributed to non-corporate shareholders. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a tax-free return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions would generally be treated as a capital gain.

To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

A RIC that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a nondeductible 4% federal excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends, but makes no assurances, to make the required distributions.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder owned its shares. Distributions of net capital gains (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gains, includable in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any, will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level. If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

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Dividends declared by the Fund in October, November or December, payable to shareholders of record in such a month, and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

The ultimate tax classification of the distributions by the Fund during a taxable year will not be determinable until after the end of the taxable year. Each shareholder will receive an annual statement summarizing the U.S. federal income tax status of all distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in shares.

In general, the sale or other disposition of shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to a shareholder. A holder’s gain or loss generally will be a long-term capital gain or loss if the shares have been held for more than one year as a capital asset. Present law taxes both long- and short- term capital gains of corporations at the same federal corporate income tax rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such shares.

Shareholders who tender all of the shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their shares and generally will recognize a capital gain or loss. If a shareholder tenders fewer than all of its shares, it is possible in some circumstances that any amounts that the shareholder receives in such repurchase will be taxable as a dividend to such shareholder. The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied, and to the extent that additional distributions are required, could generate additional taxable income for those shareholders receiving such additional distributions, either as ordinary income or long-term capital gain, as described above. Furthermore, if the Fund is unable to liquidate portfolio securities in a manner that would enable the Fund to meet the income and asset diversification tests, the Fund could fail to qualify as a RIC, with the adverse consequences as set forth above.

The Fund may be required to withhold from distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications (generally, by failing to provide a properly completed IRS Form W-9 or appropriate substitute statement), or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

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If a shareholder is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends (which generally would include distributions of “investment company taxable income”) that are subject to withholding, the Fund intends to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” generally are exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a non-U.S. shareholder, and that satisfy certain other requirements. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder generally will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “withholdable payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The preceding discussion of certain U.S. federal income considerations is for general information only and is not tax advice. We urge each prospective investor to consult its tax advisor regarding the particular federal, state, local and foreign tax consequences of acquiring, owning and disposing of the shares in light of its particular circumstances and any consequences arising under U.S. federal estate or gift tax laws or the laws of any state, local or foreign taxing jurisdiction, including the consequences of any proposed change in applicable laws.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.

If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

The Fund and its agents are not responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and repurchasing an investor’s Shares when an investor’s identity is not verified.

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In addition, the Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby have been passed upon by Locke Lord LLP, Brookfield Place, 200 Vesey Street, 20th Fl., New York, NY 10281.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[*] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. [*] is located at [                  ].

ADDITIONAL INFORMATION

Reports to Shareholders

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [                 ] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

Liability of Shareholders

Shareholders in the Fund will be shareholders of a Delaware statutory trust as provided under Delaware law. Under Delaware law and the Agreement and Declaration of Trust, a shareholder will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a shareholder, except that a shareholder may be obligated to repay any funds wrongfully distributed to it.

Duty of Care of the Board and the Adviser

The Agreement and Declaration of Trust provides that none of the members of the Board, officers or the Adviser (including certain of the Adviser’s affiliates, among others) shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the members of the Board and officers by the Fund, but not by the shareholders individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any shareholder for contributions by such shareholder to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its shareholders. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust do not provide for indemnification of a members of the Board for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

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Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may be amended with the approval of (i) the Board, including a majority of the Independent Trustees, if required by the 1940 Act, or (ii) if required, the approval of the shareholders by such vote as is required by the 1940 Act.

Term, Dissolution and Liquidation

Unless dissolved as provided in the Agreement and Declaration of Trust, the Fund shall have perpetual existence. The Fund may be dissolved at any time by vote of a majority of the shares of the Fund entitled to vote or by the Board by written notice to the shareholders. Upon dissolution of the Fund, the Board shall pay or make reasonable provision to pay all claims and obligations of the Fund, including all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations which are known to the Fund but for which the identity of the claimant is unknown. If there are sufficient assets held, such claims and obligations shall be paid in full and any such provisions for payment shall be made in full. If there are insufficient assets held with respect to the Fund, such claims and obligations shall be paid or provided for according to their priority and, among claims and obligations of equal priority, ratably to the extent of assets available therefor. Any remaining assets (including without limitation, cash, securities or any combination thereof) held with respect to the Fund shall be distributed to the shareholders of, ratably according to the number of shares held by the several shareholders on the record date for such dissolution distribution.

Other Information

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file no.: 811-[____________________]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or SAI without charge.

ENTORO GRAY SWAN FUND

Privacy Policy
And
Notice of Informational Practices

Entoro Gray Swan Fund and the entities listed below (hereafter the “Fund,” or “we”) understand the importance of protecting the privacy of the personal information we obtain about investors. The Fund recognizes and complies with its obligations to maintain confidentiality of all personal and financial information received from or pertaining to investment in the Fund, and is committed to restricting its use and disclosure of such personal information as required under applicable law.

This Privacy Policy is provided on behalf of the following entities:

Entoro Wealth, LLC (the “Adviser”)	Entoro Securities, LLC (the “Sponsor”)

This Privacy Policy explains how we use and protect the personal information about investors that we collect, store, transfer, and otherwise process.

We may collect or obtain personal information about investors who invest in our Fund from the following sources:

●	Information we receive from investors on subscription agreements, partnership agreements or other forms;

●	Information about investors’ transactions with us or their investments in our funds; and

●	Information from correspondence with us or our service providers, whether written, telephonic or electronic.

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We process personal information about investors for the following purposes: (i) to enter into, maintain, and perform the Fund’s business relationship with the investor, including communication with contact persons relevant to the relationship; and (ii) to comply with our legal obligations, such as reporting to governmental or taxing authorities, record-keeping obligations, compliance screening and reporting obligations, financial and credit check requirements, and crime prevention and detection obligations.

We do not disclose personal information about investors to third parties except: (i) as required by law; (ii) to our service providers and affiliated companies in order to administer, process, enforce or service our business. We may also share investor personal information with persons acting in a representative or fiduciary capacity on your behalf. For example, we may provide personal information to (i) our accountants to complete financial statements and maintain accounting records; or (ii) our lenders. We do not sell or share investor personal information with any other company for marketing purposes.

We retain investor personal data for the period required by applicable law, and such longer time, if any, required by the Fund’s data retention policy.

We restrict access to personal information about our investors to those employees and service providers that use that information in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

We maintain appropriate technical and organizational measures (including physical, electronic, and procedural safeguards) to ensure a level of security for the investor personal data appropriate to the risk, including as appropriate: (a) the pseudonymisation and encryption of personal data; (b) the ability to ensure the ongoing confidentiality, integrity, availability and resilience of processing systems and services; (c) the ability to restore the availability and access to personal data in a timely manner in the event of a physical or technical incident; and (d) a process for regularly testing, assessing and evaluating the effectiveness of technical and organizational measures for ensuring the security of the processing. All such security measures also comply with federal guidelines to protect personal information.

The Fund reserves the right to amend, revise or supplement this notice of privacy policies at any time. In the event of such changes, the Fund will deliver a revised notice of our privacy policies as required by applicable law.

Please direct all questions regarding this notice in writing to Mr. William Taylor c/o Entoro Securities, LLC, 333 W Loop N Freeway, Suite 333, Houston, TX 77024, by email to grayswan@entoro.com.

INFORMATION FOR EUROPEAN UNION RESIDENTS

In cases where the EU General Data Protection Regulation (GDPR) applies to the Fund’s processing of investor personal information, in particular for investors who are in the European Union, the following additional provisions apply:

1.	Legal Basis of Processing. The legal basis for the Fund’s processing of investor personal information under the GDPR is that the processing is necessary:

●	for the performance of a contract to which the investor is party or in order to take steps at the request of the investor prior to entering into a contract;

●	for compliance with one or more legal obligations to which the Fund is subject; and/or

●	for the purposes of the legitimate interests pursued by the Fund or by a third party, including in connection with the offering, formation, or operation of new and existing funds, or managing and servicing investor accounts.

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2.	Location of Processing. The Fund is located in the United States. All investor personal information will be processed by the Fund in the United States. Investors transferring personal information to the Fund from the European Union should be aware that the data protection laws in the U.S. may be different from the laws in the country from which the data was transferred. By transferring their personal information to the Fund, investors consent to the processing of their personal information in the U.S.

3.	Investor Rights under GDPR. To the extent provided by applicable law, investors have the following rights under the GDPR:

●	To withdraw their consent at any time, if their data is processed based on their consent or on the Fund’s legitimate interest. The withdrawal of consent does not affect the lawfulness of processing before the withdrawal of consent.

●	To object to the further processing of their data if it is processed based.

●	To request access to their personal information processed by the Fund.

●	If processing is based on their consent, the right to data portability.

●	To request rectification of their personal information at any time.

●	To request erasure of their personal information at any time, provided that no right or legal obligation of the Fund requires further processing of their personal information.

●	To request restriction of processing of their data at any time.

●	To lodge a complaint with a supervisory authority.

4.	Instructions for Exercising Rights. Investors can exercise their privacy and data protection rights by contacting the Fund at grayswan@entoro.com. Please note that we cannot respond to investor requests or provide investors with their personal information if we cannot verify the investor’s identity or authority to make the request and confirm the personal information relates to the investor. Thus, we may require the submission of additional personal information so that we can verify the identity of the investor making the request. We will use such additional personal information submitted in connection with our verification process only to verify the requesting investor’s identity and authority to make the request.

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APPENDIX A: SAI TABLE OF CONTENTS

Subject to Completion, Dated June 11, 2020

The information in this Statement of Additional Information is not complete and may be changed. A registration statement under the Investment Company Act of 1940, as amended and the Securities Act of 1933, as amended, relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 11, 2020

ENTORO GRAY SWAN FUND

Shares of Beneficial Interest

333 W Loop N Freeway
Suite 333
Houston, TX 77024

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the shares (“Shares”) of the Entoro Gray Swan Fund (the “Fund”), dated June 11, 2020, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus is available upon request and without charge by writing the Fund at 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all the information that a prospective investor should consider before purchasing the Shares of the Fund.

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2

GENERAL INFORMATION AND HISTORY

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an interval fund. The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated April 14, 2020. The Fund is offering common shares of beneficial interest (the “Shares”).

Entoro Wealth, LLC (the “Adviser”) serves as the investment adviser to the Fund. UMB Distribution Services, LLC (the “Distributor”) serves as principal underwriter and distributor. UMB Fund Services, Inc. (the “Administrator”) will serve as the Fund’s administrator and transfer agent (the “Transfer Agent”) for the Fund. Kingdom Trust is the custodian of the Fund’s portfolio securities and cash.

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies

The Fund is actively managed by the Adviser. The Fund seeks to capture upward market movements in the long equities markets while aggressively protecting against significant downside market movements. The Fund will seek to invest in market neutral products when appropriate. Investors should consider an investment in the Fund to buffer downside market movements and to provide protection to its portfolio with a balanced investment approach by utilizing investment products that possess negative, neutral and positive correlation to the long equity market. The Fund plans to invest net assets among the Target Investments and Alternative Investments (defined below) to achieve the investment objective. Generally, the Fund will weight its investments towards Inverse ETFs and GBTC Investments in anticipation of down markets, towards Alternative Investments in anticipation of rising markets, and towards Government Securities for neutral markets. There can be no assurance that the Fund’s investment decisions will achieve its investment objective.

Depending on market conditions, the Fund expects to allocate its net assets as follows: up to (a) 50% of net assets may be invested into exchange traded funds (“Inverse ETFs”) that seek to correspond to the inverse (-1x, -2x, -3x) of the S&P 500 index and other broad-based equities indexes; (b) 25% of net assets may be invested in U.S. government securities, and securities issued by foreign governments and supranational entities (“Government Securities”); and (c) 25% may be invested in one or more subsidiaries that will invest in (i) securities that reference physical gold (“GLD”); and (ii) cash-settled Bitcoin futures contracts (“BTC Futures”, and collectively with the Inverse ETFs, Government Securities, and GLD, the “Target Investments”). In addition to Target Investments, the Fund may elect to increase cash positions and invest in securities issued by corporations and other investments (“Alternative Investments”). The Adviser expects to rebalance the portfolio on a quarterly basis. The Fund’s Target Investments may be changed from time to time without a vote of the Fund’s shareholders.

The Fund will give shareholders 60 days’ prior written notice of any change in its investment policy described above in the manner specified by Rule 35d-1 under the 1940 Act.

The Fund invests in securities of issuers without restriction as to market capitalization, credit quality, structure or maturity. The majority of the Fund’s investments, however, are expect to be traded in public markets with adequate liquidity. The Fund may invest its assets either directly or indirectly through investments in one or more “Subsidiaries” owned or controlled by the Fund.

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Borrowing

Although the Fund does not currently intend to do so, the Fund may from time to time employ leverage, including borrowing from banks, in an amount of up to 33-1/3% of the Fund’s assets (defined as net assets plus borrowings). Leverage would be employed by the Fund primarily to support liquidity requirements for repurchases, manage cash flows and increase the Fund’s ability to purchase investments to potentially take advantage of market opportunities. The Fund is authorized to borrow money or issue shares of preferred stock in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money or use proceeds from the issuance of shares of preferred stock to provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness as of the date incurred.

Issuance of Senior Securities

While the Adviser has no current intention to use leverage, under the provisions of the 1940 Act, the Fund will be permitted, as a registered closed-end investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Holders of any preferred stock we might issue could be granted rights to (i) elect members of our Board; (ii) have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly could veto any such changes; and/or (iii) impose restrictions on the declarations and payment of dividends or other distributions to the holders of our common shares and preferred stock which might impair our ability to maintain our qualification as a “regulated investment company” for U.S. federal income tax purposes.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, the affirmative vote of 50% or more of the shares present at such meeting, if the holders of more than 33 1/3% of the outstanding shares are present or represented by proxy.

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As a matter of fundamental policy, the Fund may not:

1.	purchase digital assets in physical form or trade in derivatives of digital assets that are not traded on a CFTC registered exchange.

2.	purchase securities on margin, except the Fund may (a) post collateral for futures contracts, (b) obtain such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities; (c) enter into repurchase or reverse repurchase agreements (and purchase securities using the proceeds of such transactions) and (d) pay or transfer margin or collateral in connection with engaging in transactions in derivatives.

3.	effect short sales of securities or write put and call options;

4.	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

5.	make loans, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

6.	purchase, hold or deal in real estate, except as permitted by the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

7.	invest in physical commodities, other than the GLD, and except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, exchange traded funds, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, for no less than 5% of the shares then outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund’s shares. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Following a quarterly repurchase offer, the Fund is required to maintain liquid securities, cash or access to a bank line of credit in amounts sufficient to meet the quarterly redemption amount. See “Repurchases of Shares” in the Prospectus.

Other Information Regarding Investment Strategy. The Fund may, from time to time, take defensive positions that are inconsistent with the Fund’s principal investment strategy, including in response to market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund’s portfolio managers are subjective.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary (potentially greatly) from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If the Fund realizes capital gains when it sells investments, it generally must distribute those gains to shareholders, increasing its taxable distributions, including distributions of short-term capital gain, which are generally taxable as ordinary income to shareholders. Higher rates of portfolio turnover may result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable long-term capital asset holding periods, the Fund’s distributions of any resulting gain from the sale of such securities will not qualify for the preferential federal income tax rates. See “Certain U.S. Federal Income Tax Matters” in the Prospectus.

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Management

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board consists of five (5) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, or the Fund’s Sponsor (“Independent Trustees”). The Board is responsible for the Fund’s overall management, including adopting the investment and other policies of the Fund, and hiring, replacing and supervising the Adviser. The Independent Trustees are Dara Albright, Tim Reynders, and Truc To. The curriculum vitae of are Independent Trustees are set forth below.

James C. Row, the President and principal executive officer of the Fund and the Managing Partner of the Adviser, serves as the chairperson of the Board (the “Chairperson”). Although he is an “interested person” of the Fund, as defined by the 1940 Act, the Board believes that by having the Fund’s principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Trustees have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders’ interests. Furthermore, as summarized below, the Board has two committees performing critical functions for the Fund’s governance and operations: the Audit Committee and the Nominating and Governance Committee, both of which are comprised exclusively of Independent Trustees. Although the Fund does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the relatively small size of the Board and that each of the Fund’s critical committees of the Board (Audit, and Nominating and Governance) is chaired by an Independent Trustee.

Independent Trustees

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee

Dara Albright, 50	Trustee	Indefinite; Since Inception	President of Dara Albright Media, a financial technology strategy and advisory firm	One	Worthy Financial Inc.

Tim Reynders, 52	Trustee	Indefinite; Since Inception	Managing Partner of Aidenlair Capital/Balfour Capital, a venture capital firm	One	Kobai, Inc. Lush, Inc. (d/b/a Farmstead)

Truc To, 53	Trustee	Indefinite; Since Inception

Retired principal from KPMG LLP

Founder, Truc N To LLC, consulting services (inactive)

Former Founder, Truc N To (UK) Limited, home renovation services

Former Chief Financial Officer and Consultant, Constellation Healthcare Technologies Inc., health care technology company

				One	None

1 The address of each Trustee is 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust.

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Interested Trustees

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Trustee

James C. Row, 57[3]	President, Principal Executive Officer and Trustee; Managing Partner and Chief Executive Officer of the Adviser	Indefinite; Since Inception	Managing Partner and Chief Executive Officer of the Adviser	One	None

William Taylor, 72[4]	Vice President and Trustee; Chief Investment Officer of the Adviser	Indefinite; Since Inception	Chief Investment Officer of the Adviser Former CFO and Managing Director of Fintegration LLC, an international media consulting group	One	None

1 The address of each Trustee is 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

2 Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Trust.

3 Mr. Row is an interested person of the Fund due to his position as an officer of the Fund and of the Adviser.

4 Mr. Taylor is an interested person of the Fund due to his position as an officer of the Fund and of the Adviser.

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*“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. There are currently no other funds in the Fund Complex.

Each of the Trustees was elected to the Board by the Adviser as the then sole shareholder of the Fund.

The Trustees serve on the Board for terms of indefinite duration. Except as required by the 1940 Act, Trustees need not be elected by shareholders. Each Trustee shall serve during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor. Any Trustee may resign at any time by written instrument signed by him/her and delivered to any officer of the Trust or to a meeting of the Trustees. The Board, by action of a majority of the then remaining Trustees at a duly constituted meeting, may fill vacancies in the Board or remove Trustees with or without cause; except that a vacancy shall be filled only by a person elected by shareholders if required by the 1940 Act. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of all votes entitled to be cast by outstanding shares.

Experience and Qualifications of Trustees

Dara Albright

Dara Albright is a recognized authority, thought provoker and frequent speaker on topics relating to fintech, digitalfinance, cryptofinance, peerfinance & crowdfinance.

Mrs. Albright possesses a distinguished 28-year career in financial services encompassing IPO execution, investment banking, trading, corporate communications, financial conference production as well as institutional and retail sales. Mrs. Albright was one of the earliest voices covering the JOBS Act and advocating for greater democracy in the equity and credit markets. Albright has produced multiple conferences in the alternative finance space which has hosted some of the most prominent figures in the fintech industry as well as the legislature.

In 2012, Mrs. Albright produced the nation’s very first crowdfunding conference which was headlined by key JOBS Act architect, Congressman Patrick McHenry. That event helped birth the crowdfinance movement and led to the establishment of the industry’s trade and leadership organizations – which she co-founded. In 2013, Mrs. Albright co-founded LendIt Fintech, LendIt Fintech, now one of the largest fintech conference platforms in the world.

Mrs. Albright’s leading-edge articles and research papers that have helped shape and continue to set the direction of modern finance can be found in Financial Advisor Magazine, FinTek News, BanklessTimes, Equities.com, Crowdfund Insider, Crowdfund Beat, Seeking Alpha, Investing.com, FINalternatives, Real Assets Adviser, CNBC and Business Insider. Albright has also been featured in a number of publications including the NY Times, Forbes, Huffington Post, ABA Banking Journal, Thestreet.com and Private Wealth Magazine.

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Mrs. Albright presently advises organizations on their fintech, blockchain and digital finance initiatives, and currently serves on the boards of emerging fintech companies and alternative asset funds. She is a graduate of the George Washington University and presently resides in Georgia with her husband and two children.

Tim Reynders

Timothy G. Reynders is the founder of Aidenlair Capital, and has over twenty-five years of experience spearheading venture investments, corporate development, global partnerships, strategy, operations and liquidity events for technology companies. Aidenlair Capital curates and manages investment opportunities for family offices, wealth advisories, high net-worth individuals, professional athletes and corporate partners. As Managing Partner, Mr. Reynders drives all investments, governance, corporate development and partnerships between portfolio companies and potential investors/strategic partners, most of which are based in Silicon Valley and APAC. Throughout his career, Mr. Reynders has managed over $8 billion in mergers, acquisitions and investments. Mr. Reynders sits on the boards of numerous technology companies and is deeply rooted in Silicon Valley.

While managing Aidenlair, Mr. Reynders founded two companies with significant success. In 2017 he was one of four founders and served as COO of Securitize, Inc., a security token issuance platform. Prior to founding Securitize, he started Terreo, Inc. and after the successful development and deployment of a new security IOT sensor solution, sold the company to Verifone in June of 2015.

Mr. Reynders has an extensive professional network in Tokyo where he resided for several years advising Japan-based technology companies and incubators in the areas of venture investment, acquisition integration, global expansion, strategic partner development and operational management.

Early in his career, Mr. Reynders served as Senior Director of Corporate Development of Exodus Communications, Inc., a publicly traded data center services firm headquartered in Santa Clara, California. There, Mr. Reynders managed the team that was responsible for all M&A activites, global expansion and strategic investments. Mr. Reynders currently resides in Silicon Valley with his wife and three children.

Truc To

Truc To has over thirty years’ experience in finance, accounting, transactions and consulting.

Previously, Mr. To was a Principal for KPMG LLP in the firm’s Transaction Advisory Services group where he was responsible for due diligence, integration and project management for buy and sell side transactions including acquisitions, divestments, capital raises, IPOs, carve outs, spin offs, mergers, joint ventures, restructurings and bankruptcies.

He has worked in 51 cross border M&A countries, across 6 continents and lived in 4 continents. He has broad sector experience in a range of industries: Automotive, Banking, Broker - Dealers, Commodities, Chemicals, Energy, Food, Healthcare, Media, Mining, Infrastructure, Private equity, Real estate, Retail, Services, Sports, Technology, and Telecommunications.

He graduated Leadership Atlanta, class of 2012, a community leadership program. He is a Fellow of the Institute of Chartered Accountants in England and Wales and earned a Bachelor of Science degree in Mathematics from the University of Sussex in England.

James C. Row

James Row, Managing Partner and Chief Executive Officer of the Adviser, has over 25 years of experience in various areas of deal structuring and energy finance, including: producer finance, project finance, drilling programs, A&D, securities and risk management.

Mr. Row has originated and arranged funding, debt (senior and mezzanine) and equity, on over $10 billion of energy projects. At Enron, Mr. Row specialized in structuring bids for power, E&P, energy services and water privatization projects worldwide. He is a Chartered Financial Analyst and maintains Series 7, 24, 28, 63, 79 and 99 FINRA securities licenses. Mr. Row serves as a member of the Houston Society of Financial Analysts, Houston World Affairs Council, Houston Producers Forum, TMA, IPAA and AIPN and is an author on a number of oil and gas issues and a regular speaker at energy conferences world-wide.

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William Taylor

William “Bill” Taylor, Chief Investment Officer of the Adviser, is a preeminent and widely published international thought leader on investing in Bitcoin, digital assets & Gold.

Mr. Taylor has over thirty-five years’ experience in the financial markets, beginning as an original member of the Chicago Board Options Exchange and subsequently as a member of the Chicago Board of Trade and the Chicago Mercantile Exchange. He was also co-founder, principal and CEO of Cornerstone Ventures, a publicly traded securities/futures and money management firm with offices in Chicago & LaJolla. While there, Mr. Taylor oversaw all the firm’s proprietary trading and managed two hedge funds that produced significant above-average market rates of return.

He later launched a global clearing operation that was subsequently sold to Goldman Sachs and managed all firm risk control at the company. He then moved on to manage the San Francisco office of Bright Trading and oversaw a large trading team there, and later opened another new office in Atlanta for the firm. Mr. Taylor subsequently launched several innovative trading strategies including the Hedged Yield Strategy, with backing from a multi-billion-dollar family office and hedge fund under an SEC-registered RIA.

Mr. Taylor has also served as the CEO for Fintegration LLC, a media consulting practice focused on international financial media & marketing. Fintegration also owned and published FintekNews, the first website devoted to promoting the American fintech industry at large. FintekNews was sold to Charter Financial, parent firm of Financial Advisor magazine, in 2018.

Currently, he writes a feature series for Digital Wealth News – “The Taylor Report” - in collaboration with the Chicago Mercantile Exchange (promoting their Bitcoin & Ether Reference Rate Indices) & previously wrote a sponsored column for Nasdaq (promoting their KFTX Fintech Index). He is also the author of the ongoing series “The Grey Swan” and has published over 1,500 articles in various industry trade media, including Financial Advisor, Modern Trader, Futures, FINalternatives, Investing.com and more.

William Taylor graduated with honors from Texas Christian University in Ft. Worth, TX. He attended TCU on a basketball scholarship and later won the school’s prestigious Wall Street Journal award. He currently resides in Atlanta with his wife and family.

Board Committees

The Board has formed an Audit Committee consisting of the three (3) Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year; (ii) to meet with the Fund’s independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund’s risk management processes by, among other things, meeting with the Fund’s auditors and overseeing the Fund’s disclosure controls and procedures (including the Fund’s internal controls over financial reporting); and (v) to report to the full Board on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board has adopted a written charter for the Audit Committee.

The Board has also formed a Nominating and Governance Committee comprised of the three (3) Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Nominating and Governance Committee may consider nominations for the office of Independent Trustee made by investors in the Fund or by Fund management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations (that include biographical information and set forth the qualifications of the proposed nominee) to Entoro Gray Swan Fund, 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

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Because the Fund is newly organized, the above referenced committees did not meet during the prior fiscal year.

Equity Securities Owned by Trustees

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of December 31, 2019, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)*

Dara Albright	None.	None.

Tim Reynders	None.	None.

Truc To	None.	None.

James C. Row	None.	None.

William Taylor	None.	None.

* As of December 31, 2019, the Fund had not commenced Fund operations, and therefore the Trustees and Officers of the Fund did not own any Shares of the Fund. There are currently no other funds in the Fund Complex.

As of the end of the most recently completed calendar year, the Independent Trustees, and their immediate family members, did not beneficially own or own of record securities in the Adviser or principal underwriter of the Fund, the Adviser’s members, or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or any principal underwriter of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as trustee of the Fund and as a member of the Audit Committee and Nominating and Governance Committee. The Trustee designated as the “audit committee financial expert” receives additional compensation for his or her services in such capacity. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

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Name of Trustee	Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Total Compensation from Fund Complex (including the Fund)[2]

Dara Albright	5,000	—	—

Tim Reynders[3]	7,500	—	—

Truc To4	10,000	—	—

James C. Row	—	—	—

William Taylor	—	—	—

1 The Fund has not commenced operations as of the date of this SAI. The compensation disclosed in this table is the estimated compensation from the Fund for the fiscal year ending December 31, 2020, under current compensation arrangements.

2 There are currently no other funds in the Fund Complex.

3 Includes compensation as chair of the Nominating and Governance Committee.

4 Includes compensation as the audit committee financial expert and chair of the Audit Committee.

No compensation will be paid to trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Fund.

Officers of the Fund

Name, Address and Age[1]	Positions held with the Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years

James C. Row, 57	President, Principal Executive Officer and Trustee; Managing Partner and Chief Executive Officer of the Adviser	Indefinite; Since Inception	Managing Partner and Chief Executive Officer of the Adviser

William Taylor, 72	Vice President and Trustee; Chief Investment Officer of the Adviser	Indefinite; Since Inception	Chief Investment Officer of the Adviser Former CFO and Managing Director of Fintegration LLC, an international media consulting group

S. Ryan Reneau, 34	Chief Financial Officer; Chief Financial Officer of the Adviser	Indefinite; Since Inception

Senior Manager, Global Tax Accounting & Quantitative Analysis of Hess Corp., an oil and gas company

Former Chief Financial Officer, Destino Energy LLC, an oil and gas company

Former Manager, International Tax Services, PricewaterhouseCoopers LLP, an international public accounting firm

1 The address of each Officer is 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

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Codes of Ethics

The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PROXY VOTING GUIDELINES

The Board of Trustees of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the Fund to enable the Board of Directors to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board of Directors, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies. The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Common Shareholders. When the Board of Directors of the Fund is required to make a proxy voting decision, only the directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. The Adviser votes proxies pursuant to the proxy voting policies and guidelines set forth in Appendix A to this SAI. The Fund is newly formed, and as such, the Adviser has not previously voted any proxies on behalf of the Fund. In the future, information about how the Adviser voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by calling [               ].

MANAGEMENT OF THE FUND

Control Persons

The Fund was not in operation prior to the date of this SAI. The Adviser may be deemed to control the Fund by virtue of its Management Agreement with the Fund.

The Adviser is wholly owned by the Sponsor. The Sponsor is controlled by James C. Row, an officer and Trustee of the Fund and an officer of the Adviser.

The Sponsor is a Delaware limited liability company and was formed on January 1, 2005.

The Adviser is entitled to receive a monthly Management Fee at the annual rate of 1.5% of the Fund’s average daily NAV. Since the Fund is newly organized, no management fees have been paid to the Adviser as investment adviser to the Fund.

Fund Expenses

The Adviser and the Fund have entered into a formation expenses limitation agreement under which the Adviser has agreed to pay or absorb formation expenses of the Fund in excess of $450,000 (excluding (i) direct operating expenses of the Fund; (ii) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (iii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iv) acquired fund fees and expenses; (v) taxes; and (vi) extraordinary expenses including but not limited to litigation costs).

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Pursuant to the Management Agreement, the Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund.

The Fund is obligated to pay expenses of service providers that have agreements with the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants’ services; (ii) costs of printing proxies, share certificates, if any, and reports to shareholders; (iii) charges of the Custodian and Transfer Agent; (iv) fees and expenses of Independent Trustees; (v) printing costs; (vi) membership fees in trade association; (vii) fidelity bond coverage for the Fund’s officers and members of the Board; (viii) errors and omissions insurance for the Fund’s officers and members of the Board; (ix) brokerage costs; (x) taxes; (xi) costs associated with the Fund’s quarterly repurchase offers; (xii) servicing fees; (xiii) costs relating to the formation and operation (including without limitation, taxes) of any Subsidiary; and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of Shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the Shares. The Fund will also pay costs associated with securities, commodities and other investments (including all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) purchased for the Fund and any losses incurred in connection therewith, expenses of financing, holding or carrying Assets and other investment positions, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, organizational and offering expenses; freight and other charges in connection with the shipment of the Fund’s portfolio securities; salaries of shareholder relations personnel (subject to any limitations under the 1940 Act or exemptive relief therefrom).

Custodian

Kingdom Trust, with principal offices at 1105 State Route 121 Bypass North, Suite B, Murray, Kentucky 42071, serves as custodian (the “Custodian”) for the securities and cash of the Fund’s portfolio. Under a Custody Agreement, the Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Accountant

[*] is the independent registered public accounting firm for the Fund and audits the Fund’s financial statements. [*] is located at [                          ].

Adviser Portfolio Managers

Messrs. Row and Taylor (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

Potential Conflicts of Interest

As of the date of the filing, the Portfolio Managers do not manage any other accounts, but in the future, each of the Portfolio Managers may also be responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include, without limitation, other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

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From time to time, potential conflicts of interest may arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities

Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time.

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As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies

At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are different from those taken by one or more client accounts.

In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Related Business Opportunities

The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates.

Broad and Wide-Ranging Activities

The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers and lenders, the Adviser and its related parties may engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Portfolio Manager Compensation

Mr. Row’s compensation consists of periodic draws and the income from the profits of the Sponsor, the majority member of the Adviser, derived by him as its controlling principal. The level of the Sponsor’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Mr. Taylor receives a portion of the management fees collected by the Adviser.

Securities Ownership of Portfolio Managers

The Fund was not in operation prior to the date of this SAI. Consequently, the portfolio managers own no Shares in the Fund. This does not take into account Mr. Row’s position as controlling principal of the Adviser’s majority member.

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BROKERAGE ALLOCATION AND OTHER PRACTICES

The Adviser is responsible for decisions to buy and sell investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Board may adopt from time to time. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Adviser in the performance of its decision-making responsibilities.

Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Adviser in providing management services for the Fund. The Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Adviser. The Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business.

Participating in commission sharing and client commission arrangements may enable the Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Adviser might not be provided access to absent such arrangements.

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On occasions when the Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Adviser acts as investment adviser or sub-investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly-organized and has not yet commenced operations, it has not yet paid brokerage commissions.

Subject to the above considerations, the Investment Adviser may use the Sponsor or an affiliate as a broker for the Fund. In order for the Sponsor or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by the Sponsor or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Sponsor are consistent with the foregoing standard. Brokerage transactions with the Sponsor are also subject to such fiduciary standards as may be imposed upon the Sponsor by applicable law.

TAX STATUS

The following discussion summarizes certain material U.S. federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of Shares of the Fund. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of Shares of the Fund. The summary discussion that follows shall not be considered tax advice and cannot be relied upon by any shareholder. This summary is based upon provisions of the Code, applicable U.S. Treasury Regulations (whether temporary, proposed, or final) promulgated under the Code, and administrative and judicial interpretations thereof, in each case, as are in effect as of the date hereof, all of which are subject to change, which change could be retroactive, and may affect the discussion herein.

This discussion applies only shareholders who are “U.S. shareholders” (as defined below) that hold Shares as capital assets within the meaning of Section 1221 of the Code, other than to the extent expressly set forth in this discussion. Consequently, this discussion does not address all tax considerations that may be important to a particular shareholder in light of the shareholder’s circumstances, or to certain categories of shareholders that may be subject to special rules, such as corporations, non-U.S. shareholders, financial institutions, insurance companies, regulated investment companies, mutual funds, tax exempt organizations, governmental organizations, real estate investment trusts, traders in securities or commodities that elect mark to market treatment, individual retirement accounts, employee benefit and other tax-qualified retirement plans (e.g., 401(k)), certain former citizens and residents of the United States, persons whose “functional currency” is not the U.S. dollar, brokers, dealers in securities or currencies, persons holding assets or interests as part of a “straddle,” “hedge,” “constructive sale,” “conversion transaction,” “synthetic security,” or other integrated transaction or risk reduction transaction, persons subject to the alternative minimum tax, “S” corporations, “controlled foreign corporations,” “passive foreign investment companies,” corporations that accumulate earnings to avoid U.S. federal income tax, persons subject to special tax accounting rules, partnerships, or other pass-through entities and holders of interests therein. If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds Shares, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership acquiring the Shares, you are urged to consult your own tax advisor about the U.S. federal income tax consequences of acquiring, owning and disposing of the Shares. This discussion also does not address any aspect of other U.S. federal tax laws, such as estate, gift, or alternative minimum tax laws, or any aspect of foreign, state, or local taxation or any applicable tax treaty. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local, or non-U.S. tax laws.

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For purposes of this discussion, a “U.S. shareholder” is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. A “non-U.S. shareholder” is a person that is not a U.S. shareholder.

U.S. federal income tax laws are complex. The Fund has neither sought nor obtained a ruling from the Internal Revenue Service (“IRS”) or any other taxing authority with respect to the matters discussed herein. As a result, no assurance can be given that the IRS or any other taxing authority will agree with the tax consequences described below. Some aspects of the matters discussed herein are not certain, and no assurance can be given that statements contained herein would be sustained by a court or other judicial or administrative authority if contested by the IRS or any other taxing authority. The discussions set forth herein and in the Prospectus do not constitute tax advice. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the purchase, ownership and disposition of Shares of the Fund, as well as the effects of state, local, and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated as and intends to qualify and be treated as a “regulated investment company” (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to a RIC and its shareholders, the Fund generally must, among other things:

(a)       derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)       diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c)       distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from an entity taxed as a partnership or a trust will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly a RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a “qualified publicly traded partnership.”

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a “qualified publicly traded partnership.” Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. The Fund expects to gain its exposure to GBTC Investments by investing in one or more Subsidiaries. Each Subsidiary intends to take steps to ensure that income recognized by the Fund in respect of the Subsidiary is intended be qualifying income, and the Fund intends to limit its investments in the Subsidiaries in the aggregate to 25% of the Fund’s total assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue Treasury Regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a RIC’s foreign currency gains to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

The Fund’s investment strategy potentially will be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.

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If the Fund qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently at 21%), and all distributions from “earnings and profits” (as determined under the Code), including (without limitation) any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as a dividend generally treated as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s Shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income, if any, and any net capital gain. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a RIC generally may elect to treat part of all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Taxation of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques, and transactions that may apply to the Fund and, in turn, affect the amount, character, and timing of dividends and distributions payable by the Fund to its shareholders.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Investments in Other Funds. The Fund intends to gain exposure to Inverse ETFs by investing in shares of other mutual funds, exchange traded funds, or other companies that are taxable as RICs for U.S. federal income tax purposes (collectively, “underlying funds”). A portion of the Fund’s distributable income and gain will consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

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In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If the Fund received dividends from an underlying fund that qualifies as a RIC, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on the Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as a Section 301 distribution (defined below) that is a taxable dividend to the extent of the Fund’s allocable portion of the underlying fund’s earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as “qualified dividend income” and thus eligible to be taxed at the rates applicable to long-term capital gain. If “qualified dividend income” treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

GBTC Investments. As noted above, the Fund intends to gain exposure to the GBTC Investments by investing in one or more Subsidiaries. The Fund anticipates that each Subsidiary will be formed outside of the United States and will be classified as a corporation for U.S. federal income tax purposes. Generally, a foreign corporation is further classified as a “controlled foreign corporation” (a “CFC”) for U.S. federal income tax purposes if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “United States shareholders.” For purposes of the CFC provisions of the Code, a “United States shareholder” is a “United States person” (within the meaning of Code Section 7701(a)(30), which is similar to the definition of “U.S. shareholder” set forth above) who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation. The Fund anticipates that each Subsidiary will be wholly-owned by the Fund and that the Fund will be a United States shareholder for purposes of these rules. As a result, the Fund anticipates that each Subsidiary will be a CFC for U.S. federal income tax purposes.

A United States shareholder of a CFC is generally subject to current U.S. tax on certain types of income of the CFC (e.g., dividends and interest) regardless of cash distributions from the CFC. A United States shareholder of a CFC is required to include in income its allocable share of the CFC’s “Subpart F income” and “global intangible low-taxed income” (“GILTI”). Subpart F income generally includes dividends, interest, net gain from the sale or disposition of securities, non-actively managed rents, and certain other generally passive types of income. The aggregate Subpart F income inclusions in any taxable year relating to a particular CFC are limited to such CFC’s current earnings and profits. Very generally, GILTI includes certain business income of a CFC in excess of a deemed return on the CFC’s tangible assets. Each of the foregoing inclusions will be treated as ordinary income (whether or not such inclusions are attributable to net capital gains). The Fund’s recognition of a Subsidiary’s “subpart F income” and GILTI will increase the Fund’s tax basis in the shares it holds in such Subsidiary. Distributions by a Subsidiary to the Fund generally will not result in taxable income to the Fund to the extent such distributions are out of such Subsidiary’s previously undistributed “Subpart F income” and GILTI, and will correspondingly reduce the Fund’s tax basis in the shares it holds in such Subsidiary. Net losses incurred by a corporate Subsidiary during a tax year will not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. To the extent the Fund recognizes Subpart F income and/or GILTI in excess of actual cash distributions from the Subsidiaries, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

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A foreign corporation is generally not subject to U.S. federal income tax unless such corporation is treated as engaged in a U.S. trade or business (which can include certain “trading” activities conducted within the United States). The rules regarding whether a Subsidiary will be treated as engaged in a U.S. trade or business as a result of its investments in GBTC Investments are not certain. The Fund anticipates that the Subsidiaries will take the position that they are not engaged in a U.S. trade or business. If a Subsidiary is treated as being engaged in a U.S. trade or business, then such Subsidiary will be subject to U.S. federal income tax on a net basis at the corporate rate and will be subject to an additional branch profits tax, thus reducing the yield of the Fund’s investment in such Subsidiary. In addition, the Subsidiary, depending on its investments or activities in a jurisdiction, may be subject to withholding taxes or other taxes by that jurisdiction. To the extent a Subsidiary incurs its own tax liabilities, the Subsidiary may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to pay its taxes and any associated costs which could result in Subpart F income or GILTI income (see above).

In general, in order to qualify as a RIC, the Fund must, among other things, derive at least 90% of its gross income from certain specified sources (“qualifying income”). The Fund may be entitled to treat all of the income that it recognizes from its investments in a CFC, including its investment in a Subsidiary, as qualifying income. The rules regarding the extent to which Subpart F income inclusions from investments in CFCs will be treated as “qualifying income” for purposes of the 90% gross income requirement described above, however, are not certain. In the absence of further guidance, the Fund will seek to ensure that Subpart F income included in the Fund’s gross income by virtue of its investments in a Subsidiary is qualifying income, including (without limitation) by ensuring that such Subsidiary actually distributes to the Fund an amount equal to such Subsidiary’s Subpart F income by the end of the Subsidiary’s taxable year. If a CFC in which the Fund invests, including a Subsidiary, were to fail to make such a distribution or distributions, such failure could adversely affect the Fund’s ability to qualify as a RIC.

Original Issue Discount, Market Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of an inflation-indexed bond will be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market are treated as having “market discount.” In general, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.” Subject to the discussion below regarding Section 451 of the Code, (i) generally any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. In September 2019, the IRS issued proposed Treasury Regulations including the market discount rules on the list of special methods of accounting to which Code Section 451 does not apply.

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Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing or similar kinds of securities it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium. Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

Options, Futures, and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including any interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Funds may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which are characterized as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a Fund that did not engage in such transactions. Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be subject to the rate of tax applicable to ordinary income.

Constructive Sales. Under certain circumstances, the Funds may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

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Passive Foreign Investment Companies. A passive foreign investment company (a “PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. Equity investments by the Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, if the Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” It is not always possible to identify a foreign corporation as a PFIC, and the Fund may therefore incur the tax and interest charges described above in some instances. The Fund’s investment in a foreign corporation generally will not be considered an investment in a PFIC for the period during which the foreign corporation is treated as a CFC as to the Fund. Accordingly, the Fund’s investment in a Subsidiary is not expected to be treated as an investment in PFIC for the period during which such investment in the Subsidiary is an investment in a CFC as to the Fund (see above discussion relating to “GBTC Investments”).

Foreign Taxation. Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at the close of a taxable year consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, “securities of foreign corporations” generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

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Taxation of Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund regardless of whether received in cash or reinvested in additional Fund Shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, except that a dividend declared and payable to shareholders of record in October, November, or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of net investment income and net realized short-term capital gain generally are taxable to shareholders as ordinary income. The taxation of distributions of capital gain is determined by how long the Fund owned the investment generating such capital gain rather than on how long a shareholder may have owned Shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a holder of the Shares, up to the amount of the shareholder’s tax basis in the applicable Shares, with any amounts exceeding such basis treated as gain from the sale of such Shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. The Fund’s capital loss carryforwards are reduced to the extent they offset the Fund’s current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

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In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is unclear whether or to what extent distributions from the Fund will constitute qualified dividend income. Given the Fund’s investment strategies, there can be no assurance as to what portions (if any) of the Fund’s distributions will be designated as qualified dividend income, which means distributions taxed to shareholders may be subject to higher rates of tax than those applicable to qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). It is unclear whether or to what extent distributions from the Fund will qualify for the dividends-received deduction.

Any distribution of income that is attributable to dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above and (ii) any net gain from the sale, repurchase or exchange of Fund Shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on Shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, which were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether its net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s Shares below the shareholder’s cost basis in those Shares.

Taxation of the Sale, Exchange, or Repurchase of Shares

The repurchase, sale, or exchange of Shares of the Fund will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares held as capital assets will be treated as long-term capital gain or loss if the shareholder has held the Shares for more than one year. Otherwise, the gain or loss on a taxable disposition of Fund Shares held as capital assets will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the Shares. All or a portion of any loss realized upon a taxable disposition of Shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical Shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

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Shareholders who tender all of the Shares they hold or are deemed to hold in response to a repurchase offer generally will be treated as having sold their Shares and generally will recognize a capital gain or loss, as described in the preceding paragraph. However, if a shareholder tenders fewer than all of the Shares it holds or is deemed to hold, such shareholder may be treated as having received a distribution under Section 301 of the Code (“Section 301 distribution”) unless the repurchase is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund Shares, and thereafter as capital gain. Where a shareholder whose shares are repurchased is treated as receiving a dividend, there is a risk that other shareholders of the Fund whose percentage interests in the Fund increase as a result of such repurchase will be treated as having received a taxable distribution from the Fund.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund Share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Backup Withholding.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage (currently 24%) of the taxable distributions and proceeds from a repurchase paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Certain Considerations Relating to Taxation of Non-U.S. Shareholders

In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a non-U.S. shareholder to the extent properly reported by the Fund as (1) “interest-related dividends” or “short-term capital gains dividends”, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends, or (3) distributions treated as a return of capital with respect to such non-U.S. shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. shareholder and the non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). If the Fund invests in an underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to non-U.S. shareholders. The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholder should contact their intermediaries regarding the application of these rules to their accounts.

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Distributions by the Fund to non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends, interest-related dividends or short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such non-U.S. shareholder within the United States or (ii) in the case of an individual non-U.S. shareholder, the non-U.S. shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met. Non-U.S. shareholders should consult their tax advisers and, if holding Shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

A non-U.S. shareholder with respect to whom income from the Fund is effectively connected with a trade or business conducted by the non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States. More generally, non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a non-U.S. shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund Shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund Shares through foreign entities should consult their tax advisers about their particular situation. A beneficial holder of Shares who is a non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Non-U.S. shareholders should consult their own tax adviser to determine the precise U.S. federal, state, local, and non-U.S. tax consequences to an investment in the Fund. Non-U.S. shareholders should also consider the rules relating to FATCA (see the discussion “Other Reporting and Withholding Requirements” below).

Information Reporting

The amount of dividends, capital gain dividends and gross proceeds paid to each shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts will be reported annually to the IRS and to each shareholder. The Fund (or its administrative agent) must also report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund Shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

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Tax Shelter Reporting

If a shareholder recognizes a loss with respect to Shares in the Fund of $2 million or more for a non-corporate shareholder or $10 million or more for a corporate shareholder in any single taxable year (or in excess of certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax adviser, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Expenses Subject to Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 investors at all times during a taxable year, is not regularly traded on an established securities market, and its shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Generally, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual), and, other than in the case of a shareholder that is a RIC that is not “publicly offered,” are not deductible by those affected shareholders, under current law.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of certain dividends or other “withholdable payments” made by the Fund to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if the payment would otherwise be exempt from withholding under rules applicable to non-U.S. shareholders. Each prospective shareholder is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.

U.S. State and Local Tax Matters.

Depending on the residence of a shareholder for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

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General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Shareholders should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of Shares of the Fund, as well as the effects of state, local, and foreign tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The Fund will issue a complete set of financial statements on a semi-annual basis prepared in accordance with generally accepted accounting principles. The Fund’s Annual and Semi-Annual Reports, once available, may be obtained without charge by writing to the Fund at its offices at 333 W Loop N Freeway, Suite 333, Houston, TX 77024, or by calling (713) 823-2900. Investors will be able to view text-only versions of Fund documents on-line or download them from the SEC’s website (http://www.sec.gov).

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Appendix A

PROXY POLICIES AND PROCEDURES

Entoro Wealth, LLC PROXY COMMITTEE

Entoro Wealth, LLC has established a proxy committee, the Entoro Wealth Proxy Committee, which is responsible for the development of proxy guidelines and overseeing the proxy voting process. The proxy voting policy is designed to ensure that shares are voted in what Entoro Wealth, LLC (the “Adviser”) believes to be the best interests of the client and the value of the investment. The Entoro Wealth Proxy Committee consists of James Row, Bill Taylor and S. Ryan Reneau. In addition to knowledge of the investments it holds in its portfolios, the Entoro Wealth Proxy Committee may rely upon independent research provided by third parties in fulfilling its responsibilities.

HOW THE ENTORO WEALTH PROXY COMMITTEE VOTES PROXIES-FIDUCIARY CONSIDERATIONS

To assist in analyzing proxies, the Entoro Wealth Proxy Committee may engage the services of an unaffiliated third party corporate governance research service to act as agent for the administrative and ministerial aspects of proxy voting of portfolio securities, as well as to provide independent research and record keeping services. Although recommendations from outside proxy services may be reviewed and considered in making a final voting decision, the Entoro Wealth Proxy Committee does not consider these recommendations to be determinative of its ultimate decision.

The Entoro Wealth Proxy Committee is responsible for making the final voting decision based on its review of the agenda, analysis and recommendations from outside proxy voting services, the Entoro Wealth Proxy Committee members’ knowledge of the exchange traded fund, closed-end fund, open-end fund, or other company, and any other information readily available. For each shareholder meeting, the Proxy Administrator must obtain voting instructions from the Entoro Wealth Proxy Committee prior to submitting the vote to Entoro Wealth’s voting agent.

As a matter of policy, the members of the Entoro Wealth Proxy Committee will not be influenced by outside sources whose interests conflict with the interests of Entoro Wealth’s clients. In cases where the voting recommendation differs from the policy guidelines and the recommendation of the outside proxy voting service, the Entoro Wealth Proxy Committee will review the recommendation to assure that there are no known conflicts of interest that influenced the voting decision.

CONFLICTS OF INTEREST

In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the client, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Adviser will abstain from making a voting decision and will forward all necessary proxy voting materials to the client to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the client, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s proxy voting policies.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

One of the primary factors the Adviser considers when determining the desirability of investing in a particular managed investment is the quality and depth of that investment’s management. Accordingly, the recommendation of an investment’s management on any issue is a factor that it considers in determining how proxies should be voted. However, the Entoro Wealth Proxy Committee does not consider recommendations from an investment’s management to be determinative of its ultimate decision.

GENERAL PROXY VOTING GUIDELINES

The Entoro Wealth Proxy Committee has adopted general guidelines for voting proxies as summarized below. A third party proxy voting service may be utilized to vote proxies for the Entoro Wealth Proxy Committee on routine matters in accordance with these established guidelines. These guidelines are reviewed periodically by the Entoro Wealth Proxy Committee and are subject to change.

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Although these guidelines are to be generally followed, the Entoro Wealth Proxy Committee reserves the right to deviate from them in rare instances where individual circumstances may dictate to serve the best interest of its clients.

ENTORO WEALTH PROXY VOTING ADMINISTRATION AND PROCEDURES

The Entoro Wealth Proxy Committee is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Entoro Wealth understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which the Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Entoro Wealth Proxy Committee may refrain from processing that vote. Additionally, the Entoro Wealth Proxy Committee may not be given enough time to process the vote. For example, the Entoro Wealth Proxy Committee, through no fault of its own, may receive a meeting notice from the company too late.

Although the Adviser may hold shares on a record date, should it sell the underlying investment prior to the meeting date, the Adviser ultimately may decide not to vote those shares. The Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets.

The following describes the standard procedures that are to be followed with respect to carrying out the Adviser’s proxy policy:

1.	The Proxy Administrator will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from third parties or other information. The Proxy Administrator or delegate, will then forward this information to the appropriate research analyst or Chief Investment Officer for review.

2.	In determining how to vote, the Adviser’s analysts and relevant portfolio manager(s) will consider the general guidelines described in its proxy policy, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by independent third party providers of proxy services. In cases where the analysts’ recommendation differs from Entoro Wealth’s policy guidelines and such recommendations, the Entoro Wealth Proxy Committee will review the recommendation and the analysts will attest that no conflict of interest exists.

3.	The Proxy Administrator is responsible for maintaining the documentation that supports the Adviser’s voting position. Such documentation will include, but is not limited to, any information provided or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its advisory clients, an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Administrator may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

4.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Entoro Wealth Proxy Committee may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

5.	The Proxy Administrator will attempt to submit the Adviser’s vote on all proxies for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Administrator will use its best efforts to send the proxy vote in sufficient time for the vote to be lodged.

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6.	The Proxy Administrator is responsible for sending a copy of the third party vendor’s proxy voting ballot report for each client that has requested a record of votes cast. Written client requests for information will be documented in the Adviser’s database. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue.

7.	The Proxy Administrator sends one copy to the client and retains a copy of the request in the client’s file.

8.	The Entoro Wealth Proxy Committee is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Entoro Wealth Proxy Committee may use an outside service to support this function. All records will be retained for at least six years, the first two of which will be on-site. In addition, the Entoro Wealth Proxy Committee is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law.

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PROSPECTUS

ENTORO GRAY SWAN FUND

Shares of Beneficial Interest

June 11, 2020

Investment Adviser

Entoro Wealth LLC

Until ____________, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

Part C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements. Not applicable.

2.	Exhibits:

(a)	(1)	Entoro Gray Swan Fund Certificate of Trust, filed herewith.

	(2)	Entoro Gray Swan Fund Declaration of Trust, filed herewith.

(b)	Bylaws of Entoro Gray Swan Fund, to be filed by amendment.

(c)	Not applicable.

(d)	(1)	See portions of Certificate of Trust relating to shareholders’ rights.

	(2)	See portions of Declaration of Trust relating to shareholders’ rights.

(e)       Included within Section 14 of the Declaration of Trust.

(f)       Not applicable.

(g)       Investment Management Agreement between Entoro Gray Swan Fund and Entoro Wealth, LLC, to be filed by amendment.

(h)       Distribution Agreement between Entoro Gray Swan Fund and UMB Distribution Services, Inc., to be filed by amendment.

(i)       Not applicable.

(j)       Master Custodial Services Agreement between Entoro Wealth, LLC and The Kingdom Trust Company, to be filed by amendment.

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(k)       Administration and Fund Accounting Agreement between Entoro Gray Swan Fund and UMB Fund Services, Inc., to be filed by amendment.

(l)       Transfer Agency Agreement between Entoro Gray Swan Fund and UMB Fund Services, Inc., to be filed by amendment.

(m)     (3)     NSCC Alternative Investment Product Services Agreement between Entoro Gray Swan Fund and UMB Fund Services, Inc., to be filed by amendment.

(n)       Opinion and consent of counsel, to be filed by amendment.

(o)       Not applicable.

(p)       Consent of Independent Registered Public Accounting Firm, to be filed by amendment.

(q)       Not applicable.

(r)       Agreement for providing initial capital, to be filed by amendment

(s)       Not applicable.

(t)	(1)	Code of Ethics of Entoro Gray Swan Fund, to be filed by amendment.

	(2)	Code of Ethics of Entoro Wealth, LLC, to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any):

Securities and Exchange Commission fees		$12,980

Administrator and Transfer Agent Fees	$	[ ]

Custodian Fees	$	[ ]

Printing and engraving expenses	$	[ ]

Legal fees		$450,000

Accounting expenses	$	[ ]

Sales and Marketing fees	$	[ ]

Total	$	[ ]

Item 28. Persons Controlled by or Under Common Control.

The Fund has the following wholly owned subsidiaries: [Entoro Gray Swan Cayman, Ltd., a Cayman Islands limited company].

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The Adviser, a Wyoming limited liability company, may be deemed to control the Fund by virtue of its Management Agreement with the Fund. Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the SEC (File No. [           ]).1

Item 29. Number of Holders of Securities.

Set forth below is the number of record holders as of June 11, 2020 of each class of securities of the Fund:

Title of Class	Number of Record Holders

Shares of beneficial interest, no par value	0[1]

1 The Fund is newly formed and has not yet issued securities.

1 SEC Registration to be effective prior to effectiveness of this Registration Statement on Form N-2.

Item 30. Indemnification.

[_________________]

Item 31. Business and Other Connections of Investment Adviser.

The Adviser serves as investment adviser to the Fund. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. [________]) and are hereby incorporated herein by reference thereto. The business and other connections of a substantial nature of each executive officer are given below.

Name	Position with the Adviser[1]	Other Business

James C. Row	Managing Partner and Chief Executive Officer	See “Officers of the Fund” in the Statement of Additional Information

William Taylor	Chief Investment Officer	See “Officers of the Fund” in the Statement of Additional Information

S. Ryan Reneau	Chief Financial Officer	See “Officers of the Fund” in the Statement of Additional Information

Angel Colon	Chief Compliance Officer	[●]

1 The address of the Adviser is 333 W Loop N Freeway, Suite 333, Houston, TX 77024.

Item 32. Location of Accounts and Records.

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Fund, 333 W Loop N Freeway, Suite 333, Houston, TX 77024;

(2)	the Transfer Agent, 235 West Galena Street, Milwaukee, Wisconsin 53212; and

(3)	the Custodian, 1105 State Route 121 Bypass North, Suite B, Murray, Kentucky 42071.

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Item 33. Management Services.

Not applicable.

Item 34. Undertakings

1.       Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.       Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)].

3.       Registrant undertakes in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.

4.       Registrant undertakes:

(a)       to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

i       to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

ii      to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii     to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)       that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c)       to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)       that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

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(e)       that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i       any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

ii      the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iii     any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.       Registrant undertakes that:

(a)       for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)       for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Entoro Gray Swan Fund to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and the State of Texas, on June 11, 2020.

Entoro Gray Swan Fund

By:	/s/ James C. Row
James C. Row President, Principal Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James C. Row	President, Principal Executive Officer and Trustee	June 11, 2020
James C. Row	(Principal Executive Officer)

/s/ S. Ryan Reneau	Chief Financial Officer	June 11, 2020
S. Ryan Reneau	(Principal Financial Officer and Principal Accounting Officer)

/s/ William Taylor	Vice President and Trustee	June 11, 2020
William Taylor

/s/ Dara Albright	Trustee	June 11, 2020
Dara Albright

/s/ Timothy Reynders	Trustee	June 11, 2020
Timothy Reynders

/s/ Truc To	Trustee	June 11, 2020
Truc To

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